                                                        EXHIBIT 10.76

                               LEASE AGREEMENT

                               By and Between

                             BROOKS FAMILY TRUST
                                     AND
                             NEVADA BROOKS COOK

                                     as
                                  Landlord

                                     and

                            CLOOBECK ENTERPRISES
                                     AND

                        GRAND CASINOS NEVADA I, INC.

                                     as
                                   Tenant


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                              TABLE OF CONTENTS

1. PREMISES AND TERM...................................................  -1-
   1.1. Premises ......................................................  -1-
   1.2. Term ..........................................................  -2-
   1.3. No Representations ............................................  -2-

2. CONSTRUCTION........................................................  -2-
   2.1. Approval of Plans and Specifications...........................  -2-
   2.2. Landlord's Improvement Work ...................................  -2-
   2.3. Supervising Architect and General Contractor...................  -3-
   2.4. Completion Bond ...............................................  -3-
   2.5. Commencement of Tenant's Construction .........................  -3-
   2.6. Liability .....................................................  -4-
   2.7. Insurance......................................................  -4-
   2.8. No subordination of Landlord's Fee Title ......................  -4-
   2.9. Notice of Non-Responsibility ..................................  -4-
   2.10.Liens and Fees ................................................  -5-
   2.11.Ownership of Improvements .....................................  -5-
   2.12.Land Use Matters ..............................................  -5-

3. RENT AND SECURITY DEPOSIT...........................................  -6-
   3.1. Base Rent......................................................  -6-
   3.2. Increase in Base Rent..........................................  -6-
   3.3. Place of Payment...............................................  -7-
   3.4. Security Deposit...............................................  -7-
   3.5. Interest on Tenant's Obligations; Late Charges.................  -8-

4. HOLDING OVER BY TENANT..............................................  -9-

5. FEASIBILITY PERIOD..................................................  -9-

6. USES................................................................ -10-
   6.1. Permitted Use.................................................. -10-
   6.2. Prohibited Uses................................................ -10-

7. REPRESENTATIONS AND CONVENANTS OF LANDLORD.......................... -10-
   7.1. Title.......................................................... -10-
   7.2. Condemnation................................................... -10-
   7.3. Legal Proceedings.............................................. -11-
   7.4. Special Assessments............................................ -11-
   7.5. Binding Obligation............................................. -11-
   7.6. No Violation of Law............................................ -11-


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    7.7.  Environmental Matters ........................................ -11-
    7.8.  Existing Leases .............................................. -11-
    7.9.  Gaming ....................................................... -11-

8.  UTILITIES........................................................... -11-

9.  TAXES .............................................................. -12-
    9.1.  Payment....................................................... -12-
    9.2.  Contest ...................................................... -12-
    9.3.  Substitute Taxes ............................................. -13-
    9.4.  Installment Payments.......................................... -13-

10. INSURANCE........................................................... -13-
    10.1. Fire Insurance ............................................... -13-
    10.2. Liability Insurance .......................................... -13-
    10.3. Worker's Compensation ........................................ -14-
    10.4. Policy Requirements .......................................... -14-


11. REPAIRS............................................................. -14-

12. ALTERATIONS ........................................................ -15-
    12.1. Landlord Consent.............................................. -15-
    12.2. Permits ...................................................... -15-
    12.3. Tenant's Architect ........................................... -15-
    12.4. Construction ................................................. -15-
    12.5. Inspection ................................................... -15-
    12.6. Liens ........................................................ -16-
    12.7. Insurance .................................................... -16-

13. EQUIPMENT, FIXTURES AND SIGNS....................................... -16-
    13.1. Equipment and Fixtures ....................................... -16-
    13.2. Permitted Signage ............................................ -16-

14. DAMAGE BY FIRE OR OTHER CASUALTY.................................... -17-
    14.1. Restoration .................................................. -17-
    14.2. Use of Insurance Proceeds .................................... -17-
    14.3. Additional Cost of Restoration ............................... -17-
    14.4. No Rent Abatement ............................................ -18-

15. CONDEMNATION........................................................ -18-
    15.1. Termination .................................................. -18-
    15.2. Partial Condemnation.......................................... -18-
    15.3. Payment of Award.............................................. -18-
    15.4. Harmon Avenue ................................................ -19-



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16. LIABILITY AND INDEMNIFICATION....................................... -19-
    16.1. Tenant Indemnity ............................................. -19-
    16.2. Notice of Indemnity .......................................... -19-
    16.3. Survival ..................................................... -20-

17. RIGHT OF INSPECTION ................................................ -20-

18. WARRANTY OF TITLE AND QUIET ENJOYMENT............................... -20-
    18.1. Ouiet Enjoyment............................................... -20-
    18.2. Encumbrances.................................................. -20-
    18.3. Transfer by Landlord.......................................... -21-

19. WAIVER OF SUBROGATION............................................... -22-

20. FORCE MAJEURE....................................................... -22-

21. NO BROKERS.......................................................... -23-

22. LANDLORD-TENANT RELATIONSHIP ....................................... -23-

23. ASSIGNMENT AND SUBLETTING........................................... -23-
    23.1. Assignment and Subletting .................................... -23-
    23.2. Assignment to Affiliate ...................................... -23-
    23.3. No Release or Novation ....................................... -23-
    23.4. Encumbrance or Assignment as Security......................... -24-

24. NOTICES AND PAYMENTS ............................................... -31-

25. DEFAULT............................................................. -33-
    25.1. Events of Default ............................................ -33-
    25.2. Landlord's Remedies........................................... -34-

26. HAZARDOUS MATERIALS ................................................ -35-
    26.1. Covenant...................................................... -35-
    26.2. Right of Entry................................................ -36-
    26.3. Indemnity..................................................... -36-
    26.4. Hazardous Substances Defined.................................. -36-
    26.5. Landlord's Legal Obligations.................................. -37-

27. MISCELLANEOUS....................................................... -37-
    27.1. Termination................................................... -37-
    27.2. Captions...................................................... -37-
    27.3. Meanings...................................................... -37-


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     27.4.  Successors and Assigns Entire Agreement .................... -37-
     27.5.  Entire Agreement............................................ -38-
     27.6.  Time........................................................ -38-
     27.7.  Severability................................................ -38-
     27.8.  Counterparts................................................ -38-
     27.9.  Attorney's Fees............................................. -38-
     27.10. Memorandum of Lease......................................... -38-
     27.11. Governing Law............................................... -38-

28.  GAMING PROVISION................................................... -38-
     28.1   Cooperation and Compliance by Landlord...................... -38-
     28.2   Denial...................................................... -39-
     28.3   Purchase Right.............................................. -39-

29.  ARBITRATION........................................................ -40-

30.  GUARANTY........................................................... -42-

31.  LANDLORD'S SECURITY INTEREST....................................... -42-
     31.1.  Grant of Security Interests in Project Parcels.............. -42-
     31.2.  Grant of Security Interests in Furniture, Fixtures and
            Equipment................................................... -43-
     31.3   Perfection and Priority..................................... -44-
     31.5   Further Assurances.......................................... -45-

32.  TENANT'S OPTION TO PURCHASE THE LEASED PREMISES.................... -45-

33.  BINDING OBLIGATION................................................. -46-


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                              TABLE OF EXHIBITS

               Exhibit A                               The Land

               Exhibit B                               Tenant's Renderings

               Exhibit C                               Title Exceptions

               Exhibit D                               Permitted Conditions

               Exhibit E                               Guaranty


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                               LEASE AGREEMENT

     This Lease Agreement (the "LEASE") is made and entered into by and between BROOKS FAMILY TRUST and NEVADA BROOKS COOK (collectively, "LANDLORD"), and CLOOBECK ENTERPRISES, a California corporation, and GRAND CASINOS NEVADA
I, INC., a Minnesota corporation (collectively, "TENANT") as of this 17th day of June, 1996 (hereinafter, THE "EFFECTIVE DATE")

                                 WITNESSETH:

   1. PREMISES AND TERM.

     1.1 Premises. In consideration of the obligation of Tenant to pay rent as hereinafter provided and in consideration of the other terms, provisions and covenants hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby takes from Landlord, those certain tracts or parcels of land located in the County of Clark, State of Nevada, and more particularly described on Exhibit A attached hereto and made a part hereof (the "Land"), together with any buildings and other improvements erected or to be erected thereon, and together with all rights, privileges, easements and appurtenances belonging or in any way pertaining to the Land (all of the foregoing hereinafter collectively referred to as the "LEASED PREMISES").

     The Leased Premises is now the subject of two existing leases -- (i) a lease dated May 1, 1987 between the Brooks Family Trust and Travelodge International Incorporated (the "TRAVELODGE LEASE") and (ii) a lease dated May 1, 1992 between the Brooks Family Trust and Moving Forward, Inc. (the "MOVING FORWARD LEASE"). Subject to the following terms of this paragraph, Landlord hereby assigns its rights and obligations under the Travelodge Lease and the Moving Forward Lease (collectively, the "EXISTING LEASES") to Tenant. Tenant will indemnify and hold Landlord harmless from any claims arising out of any breach of the Existing Leases by Tenant. All rents accruing and received under the Existing Leases from and after the Effective Date during the term of this Lease shall be paid to Tenant; provided, however, that rents received by Tenant pursuant to the Existing Leases shall first be applied against any rents which became due and payable during the thirty (30) day period preceding the Effective Date, and the same shall be paid to Landlord. Concurrently herewith, Landlord shall provide Tenant with a certificate showing any delinquent or past due rents under the Existing Leases. During the Feasibility Period, as defined below, it is anticipated that Tenant will attempt to reach an agreement with the tenants under the Existing Leases allowing Tenant to terminate such leases. Any buyout amounts or other costs of negotiating such agreements and/or terminating such leases shall be paid by Tenant. Tenant acknowledges that
Article XXII of the Travelodge Lease grants a right of first refusal to the tenant thereunder. Unless such right of first refusal is waived by the tenant under the Travelodge Lease, Landlord shall, promptly after execution of this Lease, offer the Leased Premises to such tenant in accordance with such right of first refusal. If such offer is accepted, this Lease shall automatically terminate and the remaining portion of the Security Deposit, as defined below, shall be returned to Tenant. Tenant acknowledges that the

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


Travelodge Lease contains an early termination provision and that Landlord has entered into a letter agreement, dated January 3, 1995, with the tenant under such lease providing for the reimbursement of certain of such tenant's refurbishment costs in the event of early termination. Any amounts payable under such lease provision or side letter shall likewise be due and payable by Tenant. Similarly, Tenant acknowledges that the Travelodge Lease provides for a maintenance reserve (the "TRAVELODGE RESERVE") which is to be paid to Landlord upon termination of the Travelodge Lease. All funds held in or payable to the Travelodge Reserve as of the Effective Date, which the parties agree to be Four Hundred Thirty-Nine Thousand Four Hundred Forty-Four Dollars and Ninety Cents ($439,440.90), (the "EXISTING RESERVE AMOUNT") shall be the sole and exclusive property of Landlord, and Tenant shall have no interest therein. Any amounts added to the Travelodge Reserve after the Effective Date shall be the sole and exclusive property of the Tenant. In no event shall Tenant terminate either of the Existing Leases until Tenant's right of termination set forth in Paragraph 5 below expires or is waived by Tenant, and in no event shall Tenant terminate the Travelodge Lease unless the tenant thereunder releases the Existing Reserve Amount to Landlord promptly upon such termination.

     1.2. Term. The term of this Lease shall commence upon the Effective Date and shall continue, unless sooner terminated pursuant to the provisions of this Lease, for ninety-nine (99) years (the "LEASE TERM").

     1.3. No Representations. Landlord makes no representations or warranties concerning the Leased Premises or any matters with respect thereto, except as expressly stated herein. Except for such representations, Tenant is entering into this Lease based on its own investigation and analysis of the Leased Premises.

   2. CONSTRUCTION.

     2.1. Approval of Plans and Specifications. Landlord has had the opportunity to review, and Landlord has approved a preliminary site plan and rendering prepared by Paul Steelman, Ltd. for the hotel/casino and other related improvements which Tenant intends to be constructed on the Land (collectively, the "IMPROVEMENTS"). Reductions of such Tenant's Renderings are attached to this Lease as Exhibit "B" and incorporated herein by this reference. For purposes of this Lease, "TENANT'S RENDERINGS" means the above-referenced site plan and rendering and any modifications thereof which either do not require Landlord's approval or which have been approved or deemed approved by Landlord in accordance with the terms of this Lease. Tenant shall deliver to Landlord for approval any material modification of Tenant's Renderings. Within a period of fifteen (15) days from the date of delivery of such modified Tenant's Renderings, Landlord shall either approve the same (which approval shall not be unreasonably withheld, delayed or conditioned and shall be conclusively presumed if Landlord fails to specify its objections and reasons therefor within such fifteen (15) day period) or specify its objections thereto and reasons therefor in detail by written notice delivered to Tenant on or before the end of said fifteen (15) day period. In the event Landlord shall specify objections to any modification of Tenant's Renderings hereunder during the Feasibility Period (as defined in Article 5 below), and if Landlord and Tenant are unable to resolve such objections by mutual agreement within a

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period of ten (10) days from the date of Tenant's receipt of written notice of such objections, tenant, at its sole option, may terminate this Lease by written notice to Landlord within five (5) days after the expiration of such ten (10) day period, in which event any remaining Security Deposit, as defined in Section 3.4 below, shall be released to Tenant. If Landlord specifies objections to a modification of Tenant's Renderings within the Feasibility Period, and if Tenant does not terminate this Lease pursuant to the preceding sentence, then Tenant shall promptly revise Tenant's Renderings to fully accommodate and conform to Landlord's written objections, subject to the terms of any written agreements between Landlord and Tenant as to the manner in which any of such objections may be accommodated to the mutual satisfaction of Landlord and Tenant. Any revision of Tenant's Renderings which is approved by Landlord shall be signed by Landlord and Tenant and shall be deemed a part hereof. Notwithstanding the foregoing provisions of this Section 2.1, if Landlord acts unreasonably or in bad faith in disapproving any modification of Tenant's Renderings during the Feasibility Period, then, upon termination by Tenant hereunder, Landlord shall refund to Tenant any Base Rent paid by Tenant pursuant to Section 3.1 prior to such termination. If Landlord disapproves a proposed modification of Tenant's Renderings after the Feasibility Period has expired, and if Tenant claims that Landlord has acted unreasonably in doing so, Tenant may submit such dispute to binding arbitration pursuant to Article 29 below. Within one hundred eighty (180) days after completion of the Improvements, Tenant shall deliver a complete set of the as-built plans for the Improvements to Landlord.

     2.2. Landlord's Improvement Work. Landlord shall have no obligation whatsoever to improve or alter the Land nor to demolish any improvements which may now be located upon the Land.

     2.3. Supervising Architect and General Contractor. Selection of a supervising architect and general contractor shall be made by Tenant. The supervising architect shall be a member in good standing of the American Institute of Architects or any generally recognized similar organization and, if applicable, the general contractor's financial condition and responsibility shall be such as to enable Tenant to obtain the completion bond required by the following Section 2.4.

     2.4. Completion Bond. Prior to undertaking any demolition or construction upon the Leased Premises, Tenant shall provide Landlord with a completion bond acceptable to Landlord in the amount of the projected costs of constructing the proposed Improvements, and the amount of such bond shall be increased from time to time to reflect any increases in the projected costs of such construction. Tenant shall have the right to name any Leasehold Mortgagee as co-obligee on any such bond. Similarly, Tenant shall, upon request from Landlord, name Landlord's assignee and/or lender, if any, as co-obligee on any such bond. In lieu of such completion bond, Tenant may present to Landlord a binding written commitment to finance the costs of constructing the Improvements from a lender which would qualify as a Leasehold Mortgagee under the provisions of Section 23.4.

     2.5. Commencement of Tenant's Construction. Within ninety (90) days after any material portion of the improvements which are the subject of the Existing Leases has been demolished (other than as a result of fire or other casualty), Tenant shall commence the construction of the Improvements and thereafter proceed with such construction substantially in accordance with Tenant's Renderings with all reasonable diligence and in a good and workmanlike manner.

     2.6. Liability. Tenant covenants and agrees that the Improvements shall be constructed, operated, repaired and maintained without cost or expense to Landlord and in accordance with the requirements of all laws, ordinances, codes, orders, rules and regulations of all governmental authorities having jurisdiction over the Leased Premises and in a good and workmanlike manner. Tenant agrees to defend, indemnify and hold Landlord, its trustees, beneficiaries, heirs, successors, assigns, agents, employees and attorneys harmless from and against any and all cost, liability, expense, damage or injury resulting from or arising in connection with the construction, operation, repair and maintenance of the Improvements.

     2.7. Insurance. Prior to commencing any demolition or construction on the Leased Premises, Tenant, its subcontractors and agents, without cost to Landlord, shall obtain Builder's Risk Insurance covering such project and improvements to the full extent of the insurable value thereof, and Tenant shall cause its contractor to obtain or cause to be obtained Workers' Compensation Insurance covering all persons employed in connection with such demolition or construction and with respect to whom death or bodily injury claims could be asserted against Landlord, Tenant or the Leased Premises. Tenant shall also obtain General Liability Insurance naming both Landlord and Tenant as co-insureds for the mutual benefit of Landlord, Tenant and the Leased Premises. All of the aforementioned policies shall be in the form and shall contain the liability limits specified in Article 10 hereof. Tenant and its contractors and subcontractors shall have the right, however, to self-insure with respect to its workers' compensation insurance obligations to the extent permitted by applicable law.

     2.8. No subordination of Landlord's Fee Title. Landlord shall not be required to subordinate Landlord's fee interest in the Leased Premises or its reversionary interest in the buildings and improvements to be constructed thereon to any lien securing Tenant's construction loan or other financing.

     2.9. Notice of Non-Responsibility. Landlord may, at Landlord's is sole discretion, record a Notice of Non-Responsibility to assure that Landlord's interest in the Leased Premises cannot be encumbered by mechanics' liens or materialmen's liens arising from Tenant's activity upon the Leased Premises. Further, with respect to any work after Tenant's initial construction which costs in excess of One Million Dollars ($1,000,000) (which amount shall increase annually during the Lease Term by the same percentage as Base Rent is increased pursuant to Section 3.2 below), at least ten (10) days before any such work is commenced (or such additional time as may be reasonably required by Landlord in the future to reflect changes in the law with respect to posting and/or recording notices of non-responsibility), Tenant shall notify Landlord of Tenant's intention to commence any such work.

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     2.10. Liens and Fees. Tenant shall at all times indemnify, save and hold harmless Landlord and Landlord's trustees, beneficiaries, heirs, successors, assigns, agents, employees and representatives and the Leased Premises against all liens or claims which may ripen into liens, and against all attorneys' fees and other costs and expenses, growing out of or incurred by reason of or with respect to any demolition or construction done by or for Tenant on the Leased Premises. Should Tenant fail to fully discharge any such lien or claim, or in the alternative fail to post a bond sufficient to discharge such lien or claim within thirty (30) days after written request therefor by Landlord, then Landlord, at its option, may pay the same or any part thereof. Landlord shall be the sole judge of the legality of such lien or claim and the sufficiency of any bond. All amounts so paid by Landlord, together with interest thereon at the rate of fifteen percent (15%) per annum from the time of payment until repayment, shall be repaid by Tenant as additional rent on the next rent payment date after notice of payment by Landlord.

     2.11. Ownership of Improvements. During the term of this Lease all movable trade fixtures and equipment (collectively, "TENANT'S PERSONAL PROPERLY") shall remain and continue to be the property of Tenant and may be replaced at any time and from time to time during the term of this Lease. Tenant's Personal Property may be removed at the expiration or earlier termination of this Lease if Tenant repairs any damage to the Improvements caused by such removal and the removal does not affect or in any way weaken the structural integrity of the Improvements; provided that no such repair shall be required, and the structural integrity of the Improvements may be affected or weakened, if Landlord requires that the Improvements be removed from the Land, and if Tenant removes the Improvements as provided in this Section 2.11. Title to the Improvements constructed on the Leased Premises shall be vested in Tenant. All such Improvements shall remain on the Leased Premises and automatically become the property of Landlord upon the expiration or earlier termination of this Lease unless Landlord gives written notice to Tenant that any or all such Improvements are to be removed, in which case Tenant shall remove the same and regrade the Land to a finish grade in accordance with Landlord's reasonable requirements, at Tenant's sole cost and expense, within sixty (60) days of the expiration or earlier termination of this Lease or notice from Landlord, whichever is later, as to that portion of the Leased Premises upon which such Improvement to be removed is situated. If Tenant fails to remove any Improvement, as required by this Paragraph 2.11, then Landlord may undertake and complete such removal, and the cost of such removal, together with interest thereon at the rate of fifteen percent (15%) per annum, shall be payable on demand from Tenant to Landlord.

     2.12. Land Use Matters. Provided Landlord's written consent has first been obtained (which consent will not be withheld if Tenant demonstrates to Landlord's reasonable satisfaction that the matters described in or contemplated by this paragraph would not at any time materially adversely affect Landlord's use or development of the Leased Premises upon the expiration or earlier termination of this Lease and which consent will be conclusively presumed if Landlord fails to specify its objections and reasons therefor within thirty (30) days after Landlord's receipt of a written request therefor from Tenant), and provided, further, that no Event of Default then exists, Tenant, at its sole expense and without cost or expense to Landlord, may enter into any agreement (including without limitation any reciprocal easement agreement and lot tie agreements) restricting the use or alienation of the Leased Premises or granting easements over the Leased Premises and may apply for and obtain subdivisions, parcel maps, use permits or zoning changes or variances with respect to the Leased Premises. Subject to such requirement of prior written consent, and subject to Landlord's right, at Landlord's cost, to have Landlord's planning and zoning counsel participate with Tenant in all such matters, Landlord shall, upon notice of request by Tenant, join with Tenant as necessary in any reciprocal easement agreement or lot tie agreements and in applications to obtain such subdivisions, parcel maps, use permits or use or zoning changes or variances, all at Tenant's expense and without cost or expense to Landlord. Subject to the conditions set forth in the preceding sentence, Landlord shall cooperate with Tenant's efforts to obtain entitlements for the development of Tenant's Improvements provided that such cooperation is without additional cost or expense to Landlord. Landlord specifically agrees to make such usual and customary dedications of land to Clark County as may be required as a condition to the approval of Tenant's project; provided that no such dedication shall result in a reduction in rent payable by Tenant hereunder.

    3. RENT AND SECURITY DEPOSIT.

      3.1. Base Rent.

              3.1.1. Phase I. For the period beginning upon the Effective Date and ending upon the date which immediately precedes the earlier of (i) the date which is eighteen (18) months after the Effective Date, or (ii) the date upon which a certificate of occupancy is issued with respect to the hotel/casino project which Tenant intends to construct upon the Leased Premises (the "Project"), or (iii) October 31, 1997 (the earlier of such three (3) dates being sometimes referred to herein as the "PHASE II COMMENCEMENT DATE"), Tenant shall pay a base rent of NINE HUNDRED FORTY-FIVE THOUSAND AND NO/100 DOLLARS ($945,000.00) per annum ($78,750.00 per month) (the "PHASE I BASE RENT").

              3.1.2. Phase II. For the period beginning upon the Phase II Commencement Date and continuing until an adjustment is made pursuant to Section
3.2 below, Tenant shall pay a base rent of TWO MILLION AND N0/100 DOLLARS ($2,000,000.00) per annum ($166,667.00 per month) (the "PHASE II BASE RENT"). The Phase I Base Rent and the Phase II Base Rent are sometimes referred to herein collectively as "BASE RENT".

Base Rent shall be paid to Landlord in lawful money of the United States on the first day of each calendar month during the Term of this Lease, without any other reduction, deduction or setoff, provided that the first installment of Base Rent shall be due and payable upon the Effective Date. Base Rent for any partial calendar month during which the Term commences or terminates shall be prorated based on the actual number of days in such month.

      3.2. Increases in Base Rent. Beginning on the first day of the calendar month in which the first annual anniversary of the Phase II Commencement Date occurs, and upon the same day of each year thereafter during the Lease Term (hereinafter, an "ADJUSTMENT DATE"), the Base Rent shall be increased to an amount equal to the product of the Base Rent payable during the

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


immediately preceding calendar month multiplied by the Cost of Living Factor. The "COST OF LIVING FACTOR" for any Adjustment Date during the Term of this Lease shall be a fraction whose numerator is the index figure stated as the Consumer Price Index for All Urban Consumers (CPI-U; U.S. City Average; All Items 1982-84=100) published by the Bureau of Statistics of the United States Department of Labor (the "INDEX") for the month in which the Adjustment Date occurs (or the most recent available Index if the Index for the month in which the Adjustment Date occurs is not available) and whose denominator is the Index in effect on the Phase II Commencement Date, in the case of the first adjustment hereunder, or the Index used for the immediately preceding Adjustment Date, in the case of all adjustments after the first adjustment hereunder. Regardless of the actual Cost of Living Factor, however, the Base Rent shall be increased each year hereunder by not less than three percent of the Base Rent payable during the immediately preceding year but not by more than five percent of such Base Rent. If the Index is discontinued, the Cost of Living Factor shall be based on comparable statistics on changes in the purchasing power of the consumer dollar for the applicable periods, as published by a responsible financial periodical report of a recognized governmental or private authority then generally recognized for such purposes, all as selected by Landlord.

      3.3. Place of Payment. All payments of Base Rent and other sums due from Tenant to Landlord pursuant to this Lease (sometimes collectively referred to herein as "RENT") shall be made to Landlord as the same shall become due in lawful money of the United States of America at the address specified in Section 24 of this Lease, or to such other party or at such other address as hereinafter may be designated by Landlord by written notice delivered to Tenant at least ten
(10) days prior to the next ensuing monthly rental payment date.

      3.4. Security Deposit. Concurrently with the execution of the Lease, Tenant shall deposit the total sum of ONE MILLION NINE HUNDRED SEVENTEEN THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($1,917,500.00) as a "SECURITY DEPOSIT". ONE MILLION FOUR HUNDRED SEVENTEEN THOUSAND FIVE HUNDRED AND N0/100 DOLLARS ($1,417,500.00) of such sum (together with interest thereon, the "PHASE I SECURITY DEPOSIT") may be deposited in the form of cash or an irrevocable standby letter of credit which is reasonably acceptable to Landlord, or any combination thereof as Tenant may elect in its sole discretion, and Tenant shall have the right from time to time to substitute one such form of deposit for the other. To the extent that the Phase I
Security Deposit is paid in cash, the same shall be deposited with and held by Nevada Title Insurance Company (the "ESCROW AGENT"). The Escrow Agent shall invest such funds in U.S. Government Money Market Funds as instructed by Tenant (so long as such funds remain readily available for disbursement in accordance with this Lease) with the interest being reinvested, and monthly sums equal to the Phase I Base Rent shall be disbursed to Landlord by the Escrow Agent from the Phase I Security Deposit as such Base Rent payments come due. To the extent that the Phase I Security Deposit is in the form of a letter of credit, the same shall be delivered to Landlord; provided that Landlord shall not draw upon the Letter of Credit to pay rent due under this Lease unless the same is delinquent and is not paid to Landlord within five (5) days after written notice of such delinquency is given to Tenant. Any cash portion of the Phase I Security Deposit remaining in the escrow account upon the Phase II Commencement Date which is not required to be paid to Landlord shall be released to Tenant. Similarly, if Tenant has delivered a letter of credit to Landlord in satisfaction of its obligations with respect to the Phase I Security Deposit, and if Tenant has not defaulted in the performance of its obligations under this Lease, the same shall be returned to Tenant promptly following the Phase II Commencement Date. The remaining portion of the Security Deposit, being FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($500,000.00)(the "PHASE II SECURITY DEPOSIT") shall be deposited with Landlord by cashier's check or by wire transfer to Landlord's account. Landlord shall have no obligation to pay interest with respect to such funds (except as provided in the following sentence) nor to segregate such funds from its other accounts and assets. The Phase II Security Deposit, together with interest thereon in the amount of Five Hundred Thousand Dollars ($500,000) (for a total amount of One Million Dollars ($1,000,000), shall be credited against one-half of each monthly payment of Base Rent coming due during the eleventh (11th) year after the Phase II
Commencement Date and thereafter until such amount has been fully credited.

      If there exists an Event of Default under this Lease, including but not limited to the provisions relating to the payment of rent, Landlord may, but shall not be required to, use, apply or retain all or any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default, including without limitation, reasonable costs and attorneys' fees incurred by Landlord to recover possession of the Leased Premises upon a default by Tenant hereunder. If any portion of said deposit is so used or applied, Tenant shall, upon demand therefor, deposit cash with the Escrow Agent, or, in the case of the Phase I Security Deposit, a letter of credit with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall constitute a default hereunder by Tenant. Tenant shall have no obligation, however, to replace that portion of the Phase I Security Deposit which is disbursed by the Escrow Agent to Landlord as payment for Base Rent pursuant to the preceding paragraph.

      3.5.  Interest on Tenant's Obligations; Late Charges.

              3.5.1. Interest. Any amount due from Tenant to Landlord which is not paid within ten (10) days after the date due shall bear interest at fifteen percent (15%) from the date such payment is due until paid, but the payment of such interest shall not excuse or cure any default by Tenant under this Lease.

              3.5.2.    Late Charge. In the event Tenant is more than fifteen
(15) days late in paying any installment of rent due under this Lease, Tenant shall pay Landlord a late charge equal to five percent (5%) of the delinquent installment of rent. The parties agree that the amount of such late charge represents a reasonable estimate of the cost and expense that would be incurred by Landlord in processing each delinquent payment of rent by Tenant, but the payment of such late charge shall not excuse or cure any default by Tenant under this Lease. The parties further agree that the payment of late charges and the payment of interest provided for in this Section 3.5 are distinct and separate from one another in that the payment of interest is to compensate Landlord for the use of Landlord's money by Tenant, while the payment of a late charge is to compensate Landlord for the additional administrative expense incurred by Landlord in handling and processing delinquent payments.

    4. HOLDING OVER BY TENANT. Should Tenant or any assignee, sublessee or licensee of Tenant fail to vacate the Leased Premises or any part thereof after the expiration or earlier termination of the Lease Term, unless otherwise agreed in writing, such failure to vacate shall constitute and be construed as a tenancy from month-to-month upon the same terms and conditions as set forth in this Lease; provided, however, that Tenant shall pay as Base Rent during any holding over period, an amount equal to one and 50/100 (1.50) times the Base Rent payable immediately preceding the expiration of the Lease Term. Nothing contained in this Article 4 shall be construed as a consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Leased Premises upon the expiration of the Lease Term or upon the earlier termination hereof and to assert any remedy in law or equity to evict Tenant and/or collect damages in connection with such holding over.

    5. FEASIBILITY PERIOD. Tenant shall have the right to terminate the Lease at any time during the first ninety (90) days after the Effective Date (the "FEASIBILITY PERIOD"), by written notice to Landlord, if Tenant, acting reasonably and in good faith, determines that (i) the physical condition of the Leased Premises is not suitable for the construction and operation of Tenant's proposed Project, including, but not limited to, unsatisfactory environmental conditions; (ii) Tenant will be unable, despite Tenant's best efforts, to obtain the zoning and other governmental entitlements which are necessary for the construction and use of Tenant's proposed Project; (iii) Tenant is unable, despite Tenant's best efforts, to reach an agreement with the tenant under the Moving Forward Lease on terms which are satisfactory to Tenant, which will allow Tenant to terminate such lease in a timely manner; or (iv) Tenant is unable, despite Tenant's best efforts, to obtain a leasehold title insurance policy through Escrow Agent insuring Tenant's interest in the Leased Premises subject only to standard title policy exceptions and to other title exceptions to which Tenant does not reasonably object (hereinafter, "PERMITTED EXCEPTIONS"); or (v) Tenant is unable to obtain estoppel certificates from the tenants under the Existing Leases; or (vi) the Leased Premises is determined to be located in a flood hazard area. Any notice of termination hereunder shall set forth in detail the reasons for such termination. Upon any termination hereunder and payment of Base Rent owing through and including the date of Tenant's termination. Tenant shall assign the existing Leases to Landlord, Landlord shall return the Phase II Security Deposit and any Phase I Security Deposit letter of credit to Tenant and instruct the Escrow Agent to return the remaining cash portion of the Phase
I Security Deposit to Tenant, and all other obligations accruing under the Lease after the date of termination shall be of no further force or effect. Tenant may also terminate this Lease during the Feasibility Period for any other reason, but, upon any termination by Tenant prior to the expiration of the Feasibility Period for a reason other than those listed in items (i) through (vi) above, Tenant shall assign the Existing Leases to Landlord, the Escrow Agent shall immediately disburse the remaining portion of the Phase I Security Deposit to Landlord (or, if the Phase I Security Deposit is in the form of a letter of credit and if Tenant does not replace such letter of credit by cash paid to Landlord, Landlord shall draw the remaining amount of the Phase I Security Deposit), Landlord shall retain the Phase

II security deposit and all other obligations accruing under the Lease after the date of termination shall be of no further force or effect.

    6.  USES.

      6.1. Permitted Use. Tenant shall have the right to develop the Leased Premises for any lawful use. Landlord specifically agrees that Tenant may develop and use a portion of the Leased Premises as a "Right to Use Time Share" project. Tenant shall have the right to use and develop the Leased Premises in conjunction with adjoining property, subject to Article 31 below. If any governmental license or permit is required for the lawful conduct of any business or other activity carried on by Tenant in the Leased Premises, and if the failure to obtain such license or permit would affect Landlord, Tenant shall procure and maintain such license or permit so long as the same is so required, make such license or permit available for inspection, if practicable, by Landlord and comply at all times with all terms and conditions thereof

      6.2. Prohibited Uses. Tenant covenants and agrees that it will not use or suffer or permit any person or persons to use the Leased Premises or any part thereof for any use or purpose in violation of the laws of the United States of America or the laws, ordinances, regulations and requirements of the State of Nevada, Clark County or other lawful authorities having jurisdiction. Nothing contained herein shall be deemed to prevent Tenant from contesting the application or interpretation of such laws or the determinations of any such lawful authority so long as (i) Landlord is given written notice thereof prior to the commencement of any such contest; (ii) such contest is prosecuted by Tenant with all reasonable diligence; and (iii) Tenant provides Landlord with such assurances or security as Landlord may reasonably require so that neither the Leased Premises nor Landlord's rights under this Lease may be adversely affected by such contest.

      Tenant shall promptly upon demand by Landlord reimburse Landlord for any additional premium charged for any insurance policy by reason of Tenant's failure to comply with the provisions of this Article 6 and for any other costs reasonably incurred by Landlord in enforcing the provisions of this Section.

    7.  REPRESENTATIONS AND COVENANTS OF LANDLORD. As of the Effective
Date of this Lease, Landlord represents, warrants and covenants to Tenant as follows:

      7.1. Title. That Landlord has good and marketable fee simple title to the Leased Premises, subject to those exceptions which are set forth in Exhibit "C" and such other matters as would be disclosed by an ALTA survey of the Leased Premises, possesses full power and authority to deal therewith in all respects and no other party has any right or option thereto or in connection therewith;

      7.2. Condemnation. That, except as provided in Section 15.4, there are no pending or, to the knowledge of Landlord, threatened condemnation proceedings or actions affecting the Leased Premises;

      7.3. Legal Proceedings. That there are no pending or, to the knowledge of Landlord, threatened actions or legal proceedings which could adversely affect the Leased Premises or Tenant's rights under this Lease (Landlord has disclosed to Tenant that a personal injury action has been filed against Landlord and the tenant under the Travelodge Lease with respect to a slip-and-fall type accident which is alleged to have occurred on public property adjacent to the Travelodge premises and Landlord shall hold Tenant harmless from any liability or expense in connection with such action);

      7.4.  Special Assessments.

              (a) With the exception of Assessment Districts 97A and 97B which are described in Article 9 below, that there are no unpaid special assessments for sewer, sidewalk, water, paving, electrical or power improvements or other capital expenditures or improvements, matured or unmatured;

              (b) Landlord is not delinquent in the payment of assessments due with respect to Assessment Districts 97A and 97B.

      7.5. Binding Obligation. That this lease and the consummation of the transactions contemplated hereby is valid and binding upon Landlord (and the individuals executing this Lease on behalf of Landlord represent and warrant that they are authorized to so act) and does not constitute a default (or an event which with notice or passage of time or both will constitute default) under any contract to which Landlord is a party or by which Landlord is bound;

      7.6. No Violation of Law. That Landlord has not received notice nor has Landlord any knowledge of any violation of any law, regulation, ordinance, order or other requirement of any governmental authority having jurisdiction over or affecting any part of the Leased Premises;

      7.7. Environmental Matters. Landlord has no actual knowledge of any noncompliance or violation of local, state or federal environmental laws related to the Leased Premises;

      7.8. Existing Leases. The copies of the Existing Leases furnished to Tenant by Landlord are true, correct and complete copies of such leases, and Landlord is not aware of any default by Landlord or by either of the tenants under the Existing Leases; and

      7.9. Gaming. Neither Landlord nor, to the best of Landlord's knowledge (without investigation), any person or entity associated with Landlord has ever engaged in any conduct or practices which any of the foregoing persons should reasonably believe would cause Landlord to be denied any gaming or other governmental approval which may be required for Tenant to operate its business upon the Leased Premises.

    8. UTILITIES. Tenant shall pay all charges incurred for the use of utility services at the Leased Premises including, without limitation, gas, electricity, water, sanitary sewer, storm sewer, cable television, and telephone. If any of such charges are not separately assessed against the

Leased Premises, Tenant shall pay its pro rata share of such charges, as reasonably determined by Landlord, within ten (10) days after receipt of written demand therefor from Landlord. Tenant shall pay all utility connection charges, including, without limitation, any sewer "hook-up" fees and similar charges. Tenant shall be entitled to any credit against such fees and charges which may be allowed by the utility provider for existing sewer "equivalent residential units" ("ERU's") at the Leased Premises.

    9. TAXES, ASSESSMENTS AND OTHER GOVERNMENTAL IMPOSITIONS.

      9.1. Payment. Subject to the following sentence, Tenant shall pay, within thirty (30) days after written demand from Landlord, all real estate taxes, assessments (both general and special) and other governmental impositions which are levied against the Leased Premises, specifically including, without limitation, all payments due with respect to the Las Vegas Strip beautification project Assessment District Nos. 97A and B; provided that Tenant shall have no obligation to pay any of such taxes, assessments and impositions more than ten
(10) days prior to the date the same are due to the taxing authority, and provided, further, that to the extent the tenants under the Existing Leases are required to pay the same, compliance with such leases shall constitute compliance hereunder. Tenant's obligations under this Section 9.1 shall extend only to taxes, assessments and impositions which are properly allocable to the Lease Term. Any such tax, assessment, imposition or other similar expense which is properly allocable to any period prior to the Effective Date shall be the obligation of the tenants under the Existing Leases.

      9.2. Contest. Tenant may, if it shall so desire, contest the validity or amount of any tax or assessment against the Leased Premises, in which event Tenant may defer the payment thereof during the pendency of such contest if applicable law so permits; provided, however, that Tenant shall not allow any tax lien to be foreclosed on the Leased Premises, and, unless such tax is paid under protest, not later than ten (10) days prior to the date the same shall become delinquent, Tenant shall have (i) deposited with a bank or trust company acceptable to Landlord, an amount sufficient to pay such contested item(s) together with the interest and penalties thereon (as reasonably estimated by Landlord) with written instructions to said bank or trust company to apply such amount to the payment of such item(s) when the amount thereof shall be finally fixed and determined (with the remainder to be paid to Tenant), or (ii) provided Landlord with other reasonably acceptable security. Landlord will, at the request of Tenant, cooperate with Tenant in contesting any such taxes or assessments; provided, however, there shall be no expense to Landlord in such cooperation. In the event Landlord is required by law to join in any action or proceeding taken by Tenant to contest any such taxes or assessments, Tenant shall indemnify, defend and hold Landlord and Landlord's trustees, beneficiaries, heirs, successors, assigns, agents, employees and representatives harmless from any and all costs, fees (including, but not limited to reasonable attorneys' fees), expenses, claims, judgments, orders, liabilities, losses or damage arising out of such action or proceeding.

      If, at any time, in the judgment of Landlord reasonably exercised, it shall become necessary so to do, Landlord, after written notice to Tenant, may, under protest if so requested by Tenant, pay such monies as may be required to prevent the transfer of the Leased Premises to the Clark County Treasurer or the sale of the Leased Premises or any part thereof, or foreclosure of the lien created thereon by such item, and such amount shall become immediately due and payable by Tenant to Landlord, together with interest thereon at the rate of fifteen percent (15%) per annum, and shall constitute additional rent hereunder, or at Tenant's option and at Tenant's sole cost and expense, in lieu thereof, Tenant shall obtain lien release bonds in amounts equal to the claims of any such liens or as otherwise required by applicable law to obtain the full release of such liens.

      9.3. Substitute Taxes. Notwithstanding anything herein to the contrary, if at any time during the Lease Term there shall be levied or assessed in substitution of real estate taxes, in whole or in part, a tax, assessment or governmental imposition (other than a general gross receipts or income tax) on the rents received from the Leased Premises or the rents reserved herein, and said tax, assessment or governmental imposition shall be imposed upon Landlord, Tenant shall pay same as hereinabove provided, but only to the extent that such new tax, assessment or governmental imposition is a substitute for real estate taxes previously imposed.

      9.4. Installment Payments. Notwithstanding anything herein to the contrary, if at any time during the Lease Term any assessment (either general or special) is levied upon or assessed against the Leased Premises or any part thereof, and such assessment may be paid in installments, and if Tenant elects to pay such assessment in installments, Tenant's obligation under this paragraph to pay such assessment shall be limited to the amount of such installments (plus applicable interest thereon charged by the taxing authority, if any) which become due during the Lease Term.

    10. INSURANCE.

      10.1. Fire Insurance. Tenant shall maintain so called "all risk" fire and extended coverage insurance (including vandalism and malicious mischief insurance, earthquake insurance and flood insurance) on the Improvements, with a limit of or in an amount not less than one hundred percent (100%) of the replacement value thereof, less the cost of excavations, foundation, footings and underground tanks, conduits, pipes, pilings and other underground items. Payments for losses shall be made to a third party escrow or construction control account which is reasonably acceptable to Landlord and Tenant (and, if applicable, any Leasehold Mortgagee named as loss payee hereunder), and shall be disbursed from such account to Tenant and Tenant's contractors to pay for the restoration of the Improvements in accordance with the provisions of this Lease. Tenant may include the holder of any Leasehold Mortgage as a loss payee provided that the proceeds of such insurance required hereunder shall be used for the repair and reconstruction of the Improvements, subject only to conditions permitted pursuant to Section 23.4. Any such Leasehold Mortgagee which is named as loss payee shall be deemed an acceptable construction control escrow for purposes of this Section 10.1.

      The full replacement value of the items to be insured under this
Section 10.1 shall be determined by the company issuing the insurance policy at the time the policy is initially obtained. Not more frequently than once every year, Landlord shall have the right to notify

Tenant that it elects to have the replacement value redetermined by the insurance company. The redetermination shall be made promptly and in accordance with the rules and practices of the Board of Fire Underwriters or a like board recognized and generally accepted by the insurance company, and each party shall be promptly notified of the results by the company. The insurance policy shall be adjusted according to the redetermination.

      10.2. Liability Insurance. Tenant shall also insure against property damage and public liability arising by reason of occurrences on or about the Leased Premises by maintaining a policy or policies of commercial general liability insurance including contractual liability coverage insuring against the tort liabilities assumed under this Lease, on an "occurrence" basis, with a primary liability limit of not less than ONE MILLION AND NO/100 DOLLARS ($1,000,000.00), and an excess coverage limit of not less than FORTY-NINE MILLION DOLLARS ($49,000,000). Not more frequently than once each two (2) years, if, in the opinion of Landlord's lender or of the insurance broker retained by Landlord, the amount of public liability and property damage insurance coverage at that time is not adequate, Tenant shall increase the insurance coverage as required by Landlord's lender or as may be reasonably required by Landlord's insurance broker.

      10.3. Worker's Compensation. Tenant shall maintain (at its sole cost and expense) workers' compensation and employers' liability insurance covering all of its employees as required of the laws of the State of Nevada. Tenant shall have the right to self-insure with respect to such required coverage to the extent permitted by applicable law.

      10.4. Policy Requirements. Except for workers' compensation insurance, all insurance policies required to be maintained by Tenant hereunder shall be with responsible insurance companies, authorized to do business in the State of Nevada if required by law, and, except for workers' compensation policies, shall name Landlord as an additional insured or, with respect to property insurance to be maintained pursuant to Section 10. 1 above, loss payee, as its interests may appear, and shall provide for cancellation only upon thirty (30) days prior written notice to Landlord. Except for workers' compensation insurance, Tenant shall evidence all insurance coverage by delivering to Landlord, prior to taking possession of the Land, and thereafter from time to time upon request by Landlord, certificates issued by the insurance companies, if any, underwriting such risks. Except for workers' compensation insurance, Tenant shall, at least ten (10) days prior to the expiration of any such policy, furnish Landlord with renewals or "binders" thereof or certificates evidencing the same, or Landlord may order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant upon demand as additional rent, together with interest thereon at the rate of fifteen percent (15%) per annum. With respect to workers' compensation insurance, Tenant shall furnish Landlord with reasonable evidence that Tenant has complied with its obligations under this Lease.

    11. REPAIRS. Tenant shall take good care of the Leased Premises (including the Improvements constructed by Tenant) during the Lease Term and shall maintain the same in a first class condition and state of repair, including repairs to the interior, exterior and structure, it being understood that Landlord shall not be required to make any repairs to the Leased

Premises during the Lease Term. At the end or other termination of this Lease, and subject to Section 2.11 and Section 14.1 of this Lease, Tenant shall deliver up the Land with the Improvements thereon, in good repair and condition, ordinary wear and tear, depreciation and obsolescence being excepted.

    12. ALTERATIONS. Tenant shall have the right to make, at its sole cost and expense, additions, alterations and changes (hereinafter referred to as "ALTERATIONS") in or to the Improvements, provided Tenant shall not then be in default in the performance of any of Tenant's covenants or agreements in this Lease, and subject to the following conditions:

      12.1. Landlord Consent. No Alterations of any kind which would cause the Improvements to materially deviate from Tenant's Renderings approved by Landlord shall be made without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed and shall be conclusively presumed to have been given if objections and reasons therefor are not given by Landlord within fifteen (15) days after written request from Tenant. Landlord's review and approval of Tenant's plans and specifications shall be limited to the effect of the subject Alteration on the exterior appearance and site plan of the Improvements.

      12.2. Permits. No Alterations shall be undertaken until Tenant shall have procured and paid for, so far as the same may be required, from time to time, all required permits and authorizations of Clark County and other governmental authorities having jurisdiction.

      12.3. Tenant's Architect. Any structural Alteration which costs in excess of One Million Dollars ($1,000,000) (which amount shall increase annually during the Lease Term by the same percentage as Base Rent is increased pursuant to Section 3.2 above) shall be conducted under the supervision of an architect (otherwise qualified under Section 2.3 above) or engineer selected by Tenant and no such Alteration shall be made except in accordance with detailed plans and specifications prepared and approved in writing by such architect or engineer. Any and all such Alterations shall conform, in all material respects, to the Tenant Renderings approved by Landlord.

      12.4. Construction. All Alterations shall be pursued promptly to completion and shall be done in a good and workmanlike manner and in compliance with all applicable permits and authorizations and building and zoning laws and with all other laws, ordinances, orders, rules, regulations and requirements of all federal, state and local governments, departments, commissions, boards and officers.

      12.5. Inspection. During construction of the Improvements, and subject to applicable laws and to Tenant's security policies, Landlord shall have the right to go upon and inspect the Improvements at all reasonable times and upon reasonable notice and shall have the right to post and keep posted thereon notices of non-responsibility or such other notices which Landlord may deem to be proper for the protection of Landlord's interest in the Leased Premises in such a manner as not to interfere with Tenant's construction.

      12.6. Liens. Tenant shall indemnify, defend, satisfy and hold harmless Landlord and Landlord's trustees, beneficiaries, heirs, successors, assigns, agents, employees and representatives from and against all claims, reasonable attorneys' fees and other costs and expenses growing out of or incurred by reason of or with respect to liens for labor or materials supplied or claimed to be supplied in connection with Alterations done by or for Tenant. Should Tenant fail to fully discharge any such lien or claim, or in the alternative fail to post a bond sufficient to discharge such lien or claim within thirty (30) days after written request therefor by Landlord, then Landlord, at its option, may pay the same or any part thereof and shall be the full judge of the legality of such lien or claim and the sufficiency of any bond. All amounts paid by Landlord, together with interest thereon at the rate of fifteen percent (15%) per annum from the time of payment until repayment, shall be repaid by Tenant as additional rent on the next rent payment date after notice of payment by Landlord.

      12.7. Insurance. Prior to making any material Alterations to any building or work of improvement, Tenant and Tenant's subcontractors and agents shall obtain Workers' Compensation and Builder's Risk and Liability Insurance in such amounts and form as required by Section 2.7 hereof.

    13. EQUIPMENT, FIXTURES AND SIGNS.

      13.1. Equipment and Fixtures. Tenant shall have the right to erect, install, maintain and operate on the Leased Premises such equipment, trade and business fixtures, and other personal property as Tenant may deem necessary or appropriate, and such shall not be deemed to be part of the Leased Premises, but shall remain the property of Tenant, as provided in Section 2.11 above. Any such installations shall not materially injure or deface the Improvements. At any time during the Lease Term and within thirty (30) days after termination hereof, Tenant shall have the right to remove its equipment, fixtures, signs and other personal property from the Leased Premises provided that Tenant is not then in default. Tenant's Personal Property may be removed at the expiration or earlier termination of this Lease if Tenant repairs any damage to the Improvements caused by such removal and the removal does not affect or in any way weaken the structural integrity of the Improvements; provided that such repair shall not be required and the structural integrity of the Improvements may be affected or weakened, if Landlord requires that the Improvements be removed from the Land, and if Tenant removes the Improvements pursuant to Section 2.11 above. The foregoing provisions of this Section 13.1 are subject to Landlord's security interest in Tenant's "FF&E," as provided in Article 31 below; provided that nothing herein shall be deemed to limit Tenant's right to dispose of items of Tenant's Personal Property in the ordinary course of Tenant's business, so long as Tenant maintains Personal Property which is at all times sufficient for the operation of the Improvements.

      13.2. Permitted Signage. Tenant shall be entitled to such signage as may be permitted under applicable law. Tenant's rights under this Section 13.2 are subject to Tenant's receipt of any and all necessary governmental approvals, permits and consents.
                                      -16-

    14. DAMAGE BY FIRE OR OTHER CASUALLY.

      14.1. Restoration. Except as otherwise provided in this Section 14.1, Tenant shall repair, at Tenant's cost, any damage to Improvements (including any damage for which no insurance coverage was obtained or obtainable). In the event all or any substantial portion of the Improvements shall be damaged or destroyed in whole or in part by fire or any other casualty such that the cost to repair and restore the Improvement exceeds ten percent (10%) of the replacement cost of the Improvements, Tenant shall, at Tenant's option either
(i) proceed diligently to repair or rebuild the Improvements as nearly as possible to the value, condition, quality and character immediately prior to such damage or destruction, subject to Tenant's right to alter the same in accordance with Article 12; or (ii) demolish the Improvements and regrade the Land to finish grade in accordance with Landlord's reasonable requirements. If Tenant elects to proceed with option (ii), Tenant shall deliver to Landlord, prior to such demolition, a cash security deposit in the amount of the annual Base Rent then payable pursuant to Section 3.1 and 3.2 above (the "ADDITIONAL SECURITY DEPOSIT"), and the Guaranty described in Article 30 below shall, notwithstanding any contrary provision thereof, be reinstated and continue in full force and effect for the remainder of the Lease Term. Any remaining Phase II Security Deposit paid to Landlord pursuant to Section 3.4 above and not previously applied by Landlord as a result of a Tenant Event of Default pursuant to such Section 3.4, shall be credited against the amount of the Additional Security Deposit required hereunder provided that such credited amount shall not include or bear interest nor be credited against Base Rent pursuant to such
Section 3.4. Landlord shall have no obligation to pay interest on the Additional Security Deposit nor to segregate such funds from its other accounts and assets.

      If there exists an Event of Default under this Lease, including but not limited to the provisions relating to the payment of rent, Landlord may, but shall not be required to, use, apply or retain all or any part of the Additional Security Deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default, including without limitation, reasonable costs and attorneys' fees incurred by Landlord to recover possession of the Leased Premises upon a default by Tenant hereunder. If any portion of said deposit is so used or applied, Tenant shall, upon demand therefor, deposit cash with Landlord in an amount sufficient to restore the Additional Security Deposit to its original amount and Tenant's failure to do so shall constitute a default hereunder by Tenant. After the expiration of the Lease Term, any remaining balance of the Additional Security Deposit shall be returned to Tenant.

      14.2. Use of Insurance Proceeds. All insurance proceeds with respect to the Improvements which are paid to Tenant shall, if Tenant elects to rebuild the Improvements pursuant to Section 14.1, be deposited by Tenant into a third party escrow or construction control account which is reasonably acceptable to Landlord and Tenant (and, if applicable, any Leasehold Mortgagee named as loss payee with respect to such insurance pursuant to Section 10.1), and shall be disbursed from such account to Tenant and Tenant's contractor for the payment of the costs of the repair and restoration of the Improvements. Any such Leasehold Mortgagee which is named as loss payee shall be an acceptable construction control account for purposes of this Section 14.2. Notwithstanding the foregoing, if Tenant elects to demolish the Improvements pursuant to option (ii) of Section 14.1, all such insurance proceeds which are not required to be paid to a Leasehold Mortgagee shall be allocated between and distributed to Landlord and Tenant based upon the remaining unexpired Lease Term as of the date of the distribution as follows:
(i) Tenant shall receive that portion of such proceeds which is derived by multiplying the amount of available insurance proceeds by a fraction, the numerator of which is the length of the remaining unexpired Lease Term (expressed in years) and the denominator of which is ninety-nine (99); and (ii) Landlord shall receive the remaining portion of such proceeds.

      14.3. Additional Cost of Restoration. If Tenant elects to rebuild the Improvements pursuant to Section 14.1, and if the insurance proceeds received by or for the account of Tenant shall be insufficient to pay the entire cost of such repairs and restoration, Tenant shall supply the amount of any such deficiency and shall apply the same to the payment of the cost of such repair and restoration. Under no circumstances shall Landlord be obligated to make any payment or contribution towards the cost of any repairs and restoration.

      14.4. No Rent Abatement. There shall be no abatement of rent as a result of any casualty, including without limitation, during the period of repair and rebuilding of the Leased Premises.

    15. CONDEMNATION.

      15.1. Termination. If all of the Leased Premises (or if less than all, but the remaining portion will not permit Tenant to operate its business on the Leased Premises, with sufficient parking therefor), shall be acquired by the right of condemnation or eminent domain for any public or quasi-public use or purpose, or sold to a condemning authority under threat of condemnation or in lieu thereof, then the Lease Term shall cease and terminate as of the date of title vesting in such proceeding (or sale) and all rent shall be paid up to that date.

      15.2. Partial Condemnation. In the event of a partial taking or condemnation which takes less than a substantial portion of the Leased Premises and if the remaining portion will permit Tenant to operate its business on the Leased Premises, with sufficient parking therefor, then Tenant, at Tenant's sole cost and expense, shall proceed with reasonable diligence to restore the Leased Premises to a condition, to the extent practicable, comparable to its condition at the time of such condemnation less the portion lost in the taking, and this Lease shall continue in full force and effect but, subject to Section 15.4 below, with a pro rata reduction of rent.

      15.3. Payment of Award. In the event of any condemnation, taking or sale as aforesaid, whether whole or partial, Landlord shall be entitled to the entire award for the Land. Any award which is paid for the Improvements and which is not required to be paid to a Leasehold Mortgagee shall be allocated between and distributed to Landlord and Tenant based upon the remaining unexpired Lease Term as of the date of the distribution as follows: (i) Tenant shall receive that portion of such award which is derived by multiplying the amount of available proceeds by a fraction, the numerator of which is the length of the remaining unexpired Lease Term (expressed in years) and the denominator of which is ninety-nine (99); and (ii) Landlord shall receive the remaining portion of such award. However, if the Leased Premises shall be restored by Tenant as herein provided, Tenant shall first be entitled to recover the costs and expenses incurred in such restoration out of any such award. Nothing contained in this
Section 15.3 shall be deemed to prevent Tenant from seeking a separate award from the taking authority for the taking of Tenant's personal property and fixtures or for relocation and business interruption expenses incurred by Tenant as a result of the taking.

      15.4. Harmon Avenue. The parties specifically acknowledge that a portion of the Leased Premises may be condemned to allow for the widening of Harmon Avenue and that the rent payable under this Lease has been agreed upon in anticipation of that condemnation. Accordingly, notwithstanding Section 15.2 above, rent shall not be reduced, and this Lease shall continue in full force and effect, notwithstanding any such condemnation or taking for Harmon Avenue, provided that not more than thirty (30) feet of the Leased Premises is so taken (i.e., not more than thirty (30) feet of depth at any point along the length of the Leased Premises which is contiguous to Harmon Avenue). However, if the widening of Harmon Avenue results in a taking of more than such thirty (30) feet of the Leased Premises, the Base Rent shall be reduced pro rata to reflect the reduction of the size of the Leased Premises (considering only the reduction in excess of such thirty (30) feet) and proceeds of the award for the taking in excess of such thirty (30) feet shall be allocated as provided in Section 15.3.

    16. LIABILITY AND INDEMNIFICATION.

      16.1. Tenant Indemnity. Landlord shall not be liable to Tenant or Tenant's trustees, beneficiaries, heirs, successors, assigns, employees, agents, patrons or invitees, or any person whomsoever, for any injury to person or damage to property caused by or arising as a result of the negligence or misconduct of Tenant, its employees or agents, or of any other person (other than Landlord or Landlord's employees or agents) entering upon the Leased Premises under express or implied invitation of Tenant, as well as any such damage or injury which is caused by or which arises as a result of Tenant's breach of this Lease, and Tenant agrees to indemnify, defend and hold Landlord and Landlord's trustees, beneficiaries, heirs, successors, assigns, members, agents, employees and representatives harmless from any liability, loss, claim, damage, cost or expense suffered or incurred by Landlord by reason of any such damage or injury.

      16.2. Notice of Indemnity. Landlord shall provide Tenant notice of any such claims of liability for which Landlord may seek indemnification pursuant to
Section 16.1 with reasonable promptness and Tenant, at its election, shall have the right of defense in such proceedings, by counsel of its own choosing, at Tenant's expense. Landlord shall cooperate fully in all respects with Tenant in any such defense, including, without limitation, by making available to Tenant all pertinent information under the control of Landlord. If Tenant does not notify Landlord within ten (10) days of Landlord's notice to Tenant of a potential claim that Tenant will defend the same, or should Tenant fail to file any answer or other pleading at least five (5) days before the same is due, Landlord may defend or settle such claim or action in such manner as Landlord deems appropriate, in its sole discretion but, to the extent such claim is properly subject to indemnity pursuant to Section 16.1 above, at Tenant's sole cost and expense. If Tenant so notifies Landlord concurrently with Tenant's notice of election to defend, Tenant may defend, but not settle, a claim without waiving its right to assert that such claim is not subject to the indemnity agreement in this Article 16. If Tenant elects to defend a claim, Landlord may, at Landlord's expense, participate in such matter with counsel of Landlord's own choosing.

      16.3. Survival. The provisions of this Article 16 shall survive the termination of this Lease.

    17. RIGHT OF INSPECTION. Subject to applicable laws and Tenant's reasonable security policies, Landlord and its agents and representatives shall be entitled to enter upon and inspect the Leased Premises at any time during normal business hours upon prior reasonable notice (or, in the case of an emergency, at any time and with or without notice), provided only that such inspection shall not unreasonably interfere with Tenant's business.

    18. WARRANTY OF TITLE AND QUIET ENJOYMENT.

      18.1. Quiet Enjoyment. Landlord represents and warrants that it is the owner in fee simple of the Land, and that it alone will have full right to lease the Leased Premises for the Lease Term set out herein. Landlord further represents and warrants that Tenant, on paying the rent and performing its obligations hereunder, shall peaceably and quietly hold and enjoy the Leased Premises for the Lease Term without any hindrance, molestation or ejection by Landlord, its successors or assigns, or those claiming by, through, or under them or anyone claiming under paramount title to Landlord.

      18.2. Encumbrances. Landlord represents and warrants that, with the exception of exceptions shown on Exhibit "C," it has not granted nor created and covenants that it will not grant, create or suffer any claim, lien, encumbrance, easement, restriction or other charge or exception to title to the Leased Premises which would have any material adverse effect upon Tenant's rights or obligations under this Lease; provided, however, that it is expressly agreed that Landlord may subject its interest in the Leased Premises to mortgage loans if its lender shall agree for itself, its successors and assigns: (i) to be bound by the terms of this Lease; (ii) not to disturb Tenant's use or possession of the Leased Premises in the event of a foreclosure of such lien or encumbrance so long as Tenant is not in default hereunder; (iii) not to join Tenant as a party defendant in any foreclosure proceeding relating to the Project or any part thereof except as may be required under applicable law. If Landlord's interest in the Land or in this Lease is sold or conveyed upon the exercise of any remedy provided for in any such mortgage loan, or otherwise by operation of law, this Lease will not be affected in any way, and Tenant will attorn to and recognize the new owner as Tenant's Landlord under this Lease. Tenant will confirm such attornment in writing within ten (10) days after Tenant's receipt of a written request for attornment.

      18.3. Transfer by Landlord.

              18.3.1 Right of First Offer. If Landlord wishes to sell the Leased Premises but has not received an offer for the Leased Premises which it wishes to accept, Landlord shall notify Tenant of its desire to sell. Within ten (10) days after such notice, Landlord and Tenant shall each appoint a qualified MAI appraiser, and such appraisers shall determine the value of the Leased Premises, giving effect to this Lease (and including Landlord's reversionary interest in the Improvements), within thirty (30) days after being so appointed. If the values determined by such appraisers do not differ by more than five percent (5%) of the lower appraisal, then the "APPRAISED VALUE," as used herein, shall mean the arithmetic average of such two (2) appraisals. If the two (2) appraisals differ by more than five percent of the lower appraisal, then the two appointed appraisers shall agree upon a third qualified MAI appraiser who shall be given a copy of the two (2) previous appraisals and who shall then determine the Appraised Value, provided that such final Appraised Value shall not be greater than the higher of the two previous appraisals nor less than the lower of the two previous appraisals. Landlord and Tenant shall each bear the cost of their own appraiser and shall share equally the cost of the third appraiser.

      Tenant shall have the right to purchase the Leased Premises at the Appraised Value provided that it exercises such right by written notice to Landlord within ten (10) days after the Appraised Value has been determined pursuant to the preceding paragraph. If Tenant so elects to purchase the Leased Premises, the Appraised Value shall be paid by cash or cash equivalent and the closing shall occur within thirty (30) days after Tenant's notice of its election to purchase the Leased Premises. If Tenant does not so elect to purchase the Leased Premises, Tenant's right to purchase the Leased Premises shall expire and have no further force or effect except as provided in the following Section 18.3.2. However, Tenant's option described in Article 32 shall remain in full force and effect.

              18.3.2. Right of First Refusal. Tenant shall have a right of first refusal to purchase the Leased Premises in the event that Landlord shall desire to sell said property and shall have a bona fide offer to purchase the Leased Premises, whether directly or indirectly, such as by sale of stock in a corporate Landlord, from a qualified purchaser which Landlord wishes to accept. No offer to purchase the Leased Premises shall include any other property and the only consideration shall be cash or a promise to pay cash. Any such offer shall provide for a closing no earlier than thirty (30) days after expiration of the thirty (30) day period (or, if applicable, the ten (10) day period) referred to below. In the event of any such offer, Landlord shall notify Tenant and provide Tenant with a copy of that offer (except that Landlord shall have no obligation to disclose the identity of the offeror). Tenant shall then have a thirty (30) day period of time after receipt of such notice and copy within which to exercise its right of first refusal, provided that such thirty (30) day period shall be reduced to ten (10) days if Landlord has, within three hundred sixty-five (365) days prior to giving notice to Tenant of an offer pursuant to this Section 18.3.2, offered the Leased Premises to Tenant pursuant to the preceding Section 18.3.1. In the event Tenant exercises its right of first refusal, Tenant shall purchase the Leased Premises on the same terms and conditions and at the same price specified in such offer, including the time for closing set forth therein. If Tenant does not exercise a right of first refusal with respect to a transaction and that transaction is not finalized on the terms presented to Tenant within one (1) year after the expiration of Tenant's right of first refusal, the right of first refusal shall be reinstated as to that proposed purchase. If Tenant does not exercise this right of first refusal with respect to a transaction and that transaction is finalized within such one (1) year period, the transferee shall take free of Tenant's right of first refusal, and free of Tenant's right of first offer under the preceding Section 18.3.1, which shall not apply to any other proposed sales. However, Tenant's option described in Article 32 shall remain in full force and effect.

              18.3.3. Landlord's Right to Participate in 1031 Exchange. Notwithstanding the foregoing provisions of Section 18.3.1 and 18.3.2, if Tenant elects to purchase the Leased Premises, Landlord may elect to participate in a tax-free exchange under Section 1031 of the Internal Revenue Code. Tenant agrees to cooperate with such an exchange by Landlord so long as such cooperation is without cost to Tenant and does not materially affect Tenant's rights hereunder. Tenant specifically agrees to allow Landlord to postpone the closing of Tenant's purchase to allow Landlord a reasonable period of time to locate replacement property.

              18.3.4. Sale by Landlord. Landlord has the absolute right to transfer all or a part of its interest in this Lease to any successor subject to
Section 18.3.1, 18.3.2 and 18.3.3 above. In the event of any sale or other transfer of all of Landlord's interest in the Leased Premises, including but not limited to any security deposit, other than a transfer for security purposes only, Landlord shall automatically be relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer, provided that the transferee acknowledges in writing that such transferee assumes the terms and conditions of this Lease.

    19. WAIVER OF SUBROGATION. Landlord and Tenant severally waive any and every claim which arises or may arise in its favor and against the other during the Lease Term for any and all loss of, or damage to, any of its property located within or upon, or constituting a part of, the Leased Premises, which loss or damage is coveted by valid and collectible fire and extended coverage, general liability, liquor liability or worker's compensation insurance policies, to the extent that such loss or damage is recoverable thereunder. Inasmuch as the above mutual waivers will preclude the assignment of any aforesaid claim by way of subrogation (or otherwise) to an insurance company (or any other person), Landlord and Tenant severally agree immediately to give to each insurance company which has issued to it policies of insurance, written notice of the terms of said mutual waivers, and to have said insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverages by reason of said waivers.

    20. FORCE MAJEURE. The time for performance by Landlord or Tenant of any term, provision or covenant of this Lease, other than the payment of amounts due under this Lease, shall be deemed extended by time lost due to delays resulting from acts of God, strikes, unavailability of building materials, civil riots, floods, material or labor restrictions by governmental authority, and any other cause not within the control of Landlord or Tenant, as the case may be.

    21. NO BROKERS. Tenant warrants that it has not had any contact or dealings with any person or real estate broker which would give rise to the payment of any finders' fee or brokerage commission by Landlord in connection with this Lease, and Tenant shall indemnify, hold harmless and defend Landlord from and against any liability with respect to any finder's fee or brokerage commission arising out of any act or omission of Tenant. Landlord warrants that it has not had any contact with any person or real estate broker which would give rise to the payment of any finders' fee or brokerage commission by Tenant in connection with this Lease, and Landlord shall indemnify, hold harmless and defend Tenant from and against any liability with respect to any finders' fee or brokerage commission arising out of any act or omission of Landlord.

    22. LANDLORD-TENANT RELATIONSHIP. It is further understood and agreed that the Landlord shall in no event be construed or held to be a partner, joint venturer or associate of Tenant in the conduct of Tenant's business, nor shall Landlord be liable for any debts incurred by Tenant in Tenant's business; but it is understood and agreed that the relationship is and at all times shall remain that of landlord and tenant.

    23. ASSIGNMENT AND SUBLETTING.

      23.1. Assignment and Subletting. Tenant shall not assign this Lease or sublet the whole or any part of the Leased Premises without the prior written consent of Landlord, which consent Landlord shall not unreasonably withhold, condition or delay, and shall be conclusively presumed to have been given if Landlord fails to specify its objections and reasons therefor within fifteen
(15) days after written request from Tenant, provided (i) no Tenant Event of Default (hereinafter defined) has occurred and is continuing at the time of the request for consent to the assignment or sublease; (ii) the use to be made of the Leased Premises by the assignee or subtenant shall be permitted by Article 6 hereof; (iii) the assignee or subtenant, in the case a sublease for all or substantially all of the Leased Premises, is solvent and financially able to meet the projected costs of the obligations to be assumed for the unexpired portion bf the Lease Term as they come due; (iv) any assignee shall assume in writing the performance of all of the terms, provisions and covenants of this Lease on the part of Tenant to be kept and performed; (v) Tenant shall deliver to Landlord within fifteen (15) days (or as soon thereafter as is reasonably practicable) after the assignment or subletting an executed duplicate of such agreement, together with a duly executed assumption agreement. Notwithstanding the foregoing, Tenant shall have the right to sublet portions of the Leased Premises to Tenant's concessionaires without Landlord's prior consent so long as such concessionaires, in the aggregate, occupy less than twenty-five percent (25%) of the Leased Premises.

      23.2. Assignment to Affiliate. Tenant shall have the right to assign this Lease, without Landlord's consent, to assignee which controls or is controlled by or under common control with Tenant, or either of them.


      23.3. No Release or Novation. No assignment or subletting or collection of rent from the assignee or subtenant (including, without limitation, any assignment pursuant to the preceding

Section 23.2) shall be deemed to constitute a novation or in any way release Tenant from further performance of its obligations under this Lease, and Tenant shall continue to be liable under this Lease for the balance of the Lease Term with the same force and effect as if no such assignment had been made. Notwithstanding the foregoing, Cloobeck Enterprises shall be relieved from all further liability arising under this Lease from and after the date upon which Tenant notifies Landlord that Cloobeck Enterprises has assigned all of its right title and interest in and to this Lease to Grand Casinos Nevada I, Inc. or to any entity which controls or which is controlled by or under common control with Grand Casinos Nevada I, Inc.

       23.4. Encumbrance or Assignment as Security.

              23.4.1. Definitions.

                        23.4.1.1. The term "LEASEHOLD MORTGAGE" as used in this Lease shall mean a first mortgage, a first deed of trust, a sale - leaseback (wherein the leaseback is prior to all other security interests in Tenant's leasehold estate) or other first priority security instrument or device by which Tenant's leasehold estate is mortgaged, conveyed, assigned, or otherwise transferred, to secure a debt or other obligation.

                        23.4.1.2. The term "LEASEHOLD MORTGAGEE' as used in this Lease shall refer to an institutional lender (i.e., a savings bank, savings and loan association, commercial bank, trust company, credit union, insurance company, college, university, real estate investment trust or pension fund or any other institution which is recognized nationally or regionally as being in the business of lending money or serving as the trustee for persons investing in such debt) which is not affiliated with Tenant and which is the holder of a Leasehold Mortgage (which in the case of a deed of trust is the beneficiary thereof and in the case of a sale-leaseback is the lessor) in respect to which the notice provided for by Section 23.4.3 has been given and received and as to which the provisions of this Section 23.4 are applicable.

              23.4.2. Tenant's Right to Mortgage its Leasehold Interest. Notwithstanding any other provision contained in this Lease, for the purpose of financing construction or reconstruction permitted by this Lease or refinancing any such financing, Tenant shall have the right to encumber or assign its interest in this Lease or assign its interest in any sublease hereunder by mortgage or deed of trust (hereinafter, collectively, "MORTGAGE") (or by foreclosure or assignment in lieu of foreclosure under such Mortgage) to any institutional lender or other lender reasonably acceptable to Landlord as mortgagee and if such Mortgage is a deed of trust, foreclosure may be had thereunder by the exercise of a power of sale in accordance with the provisions of Chapter 107 of the Nevada Revised Statutes. There may be more than one Mortgage on Tenant's interest in the Improvements and this Lease except that there may be only one Mortgage at any given time constituting a first lien thereon (other than as provided in the following sentence) and only one Leasehold Mortgagee at any given time (which Leasehold Mortgagee may consist of more than one person or entity so long as such multiple persons or entities act through one collateral agent). Notwithstanding the foregoing, beneficiaries of two (2) separate Mortgages may act collectively as a Leasehold Mortgagee, so long as (i) such beneficiaries act through one (1) collateral agent; and (ii) such Leasehold Mortgages are, by virtue of an intercreditor or similar agreement between such beneficiaries (a copy of which shall be provided to Landlord), of equal first priority. All obligations imposed hereunder on any Mortgage or Mortgagee shall bind all such Mortgages and Mortgagees but except for a Mortgage constituting a first lien on Tenant's interest in the Improvements and this Lease and otherwise complying with the requirements contained herein for a Leasehold Mortgage, no Mortgage, nor any Mortgagee thereunder, shall be entitled to the benefits of any provision of this Lease except as set forth in this Section 23.4.2.

              23.4.3. Notice to Landlord. Upon execution of a Mortgage otherwise entitled to the benefits of a Leasehold Mortgage (or any amendment, supplement or modification thereto) and in order to be entitled to such benefits a photostatic copy of such instrument and the obligation secured thereby shall be promptly delivered to Landlord together with a certification by Tenant and the Leasehold Mortgagee confirming that the photostatic copy is a true copy of the Leasehold Mortgage and giving written notice of the name and mailing address of the Leasehold Mortgagee (which shall be deemed such Leasehold Mortgagee's address hereunder until changed by notice to Landlord and Tenant as provided in
Article 24), that the Leasehold Mortgage was recorded in the Official Records of Clark County, Nevada, the date of recording or filing of record thereof and recorder's instrument number and book reference or other recorder's index reference, and that such Mortgage is a first lien on Tenant's interest in the Improvements and this Lease. Until such true copies and certificate are delivered to Landlord, any such instrument shall have no force or effect whatsoever on the enforcement by Landlord of any provisions of this Lease or any rights or remedies hereunder.

              23.4.4. Cancellation, Surrender and Modification. No cancellation, surrender or modification of this Lease shall be effective as to any Leasehold Mortgagee unless consented to in writing by such Leasehold Mortgagee.

              23.4.5. Notice of Default and Right to Cure. Landlord, upon providing Tenant any notice of: (i) default under this Lease, (ii) a termination of this Lease, or (iii) a matter on which Landlord may predicate or claim a default, shall at the same time provide a copy of such notice to any Leasehold Mortgagee. No such notice by Landlord to Tenant shall be deemed to have been duly given unless and until a copy thereof has been so provided to any Leasehold Mortgagee. From and after such notice has been given to a Leasehold Mortgagee, such Leasehold Mortgagee shall have the same period, after the giving of such notice, for remedying any default or acts or omissions which are the subject matter of such notice or causing the same to be remedied, as is given Tenant after the giving of such notice to Tenant, plus in each instance, the additional periods of time specified in Sections 23.4.6 and 23.4.7, to remedy, commence remedying or cause to be remedied the defaults or acts or omissions which are the subject matter of such notice specified in any such notice. Landlord shall accept such performance by or at the instigation of such Leasehold Mortgagee as if the same had been done by Tenant. Tenant authorizes each Leasehold Mortgagee to take any such action at such Leasehold Mortgagee's option and does hereby authorize entry upon the Leased Premises by the Leasehold Mortgagee for such purpose.

              23.4.6. Termination for Tenant Default. Anything contained in this Lease to the contrary notwithstanding, if any default shall occur which entitles Landlord to terminate this Lease, Landlord shall have no right to terminate this Lease unless, following the expiration of the period of time given Tenant to cure such default or the act or omission which gave rise to such default, Landlord shall notify any Leasehold Mortgagee of Landlord's intent to so terminate at least thirty (30) days in advance of the proposed effective date of such termination, if such default is capable of being cured by the payment of money, and at least forty-five (45) days in advance of the proposed effective date of such termination if such default is not capable of being cured by the payment of money. The provisions of Section 23.4.7 below shall apply if, during such thirty (30) or forty-five (45) day cure period, any Leasehold Mortgagee shall:

              (a) notify Landlord of such Leasehold Mortgagee's desire to avoid any termination of this Lease by Landlord; and

              (b) pay or cause to be paid all rent and other payments then due and in arrears as specified in the notice to such Leasehold Mortgagee and which may become due during such thirty (30) or forty-five (45) day cure period; and

              (c) comply, or in good faith and with reasonable diligence commence to comply, with all nonmonetary requirements of this Lease then in default and reasonably susceptible of being complied with by such Leasehold Mortgagee (provided, however, that such Leasehold Mortgagee shall not be required during such period to cure or commence to cure any default consisting of Tenant's failure to satisfy and discharge any lien, charge or encumbrance against Tenant's interest in this Lease or the Leased Premises junior in priority to the lien of the Leasehold Mortgage held by such Leasehold Mortgagee, so long as such lien, charge or encumbrance does not also encumber or threaten Landlord's interest in the Land or the Leased Premises);

              23.4.7. Procedure of Default.


                   23.4.7.1. If Landlord shall elect to terminate this Lease by reason of any default of Tenant, and if a Leasehold Mortgagee shall have proceeded in the manner provided for by Section 23.4.6, the specified date for the termination of this Lease as fixed by Landlord in its termination notice shall be extended for a period of six (6) months provided that such Leasehold Mortgagee shall, during such six (6) month period:

              (a) Pay or cause to be paid the rent, additional rent and other monetary obligations of Tenant under this Lease as the same become due, and continue its good faith efforts to perform all of Tenant's other obligations under this Lease, excepting (A) obligations of Tenant to satisfy or otherwise discharge any lien, charge or encumbrance against Tenant's interest in this Lease or the Leased Premises junior in priority to the lien of the Leasehold Mortgage held by such Leasehold Mortgagee, so long as such lien, charge or encumbrance does not also encumber or threaten Landlord's interest in the Land or the Leased Premises and (B) past nonmonetary obligations then in default and not reasonably susceptible of being cured by such Leasehold Mortgagee; and

              (b) If not enjoined or stayed, take steps to acquire or sell Tenant's interest in this Lease by foreclosure of the Leasehold Mortgage or other appropriate means and prosecute the same to completion with due diligence.

                   23.4.7.2. If at the end of such six (6) month period such Leasehold Mortgagee is complying with Section 23.4.7.1, this Lease shall not then terminate, and the time for completion by such Leasehold Mortgagee of its proceedings shall continue so long as such Leasehold Mortgagee is enjoined or stayed and thereafter for so long as such Leasehold Mortgagee proceeds to complete steps to acquire or sell Tenant's interest in this Lease by foreclosure of the Leasehold Mortgage or by other appropriate means with reasonable diligence and continuity. Nothing in this Section 23.4.7, however, shall be construed to extend this Lease beyond the Lease Term, nor to require a Leasehold Mortgagee to continue such foreclosure proceedings after the subject Tenant default has been cured. If the default shall be cured and the Leasehold Mortgagee shall discontinue such foreclosure proceedings, this Lease shall continue in full force and effect as if Tenant had not defaulted under this Lease.

                   23.4.7.3. If a Leasehold Mortgagee is complying with Section 23.4.7.1, upon the acquisition of Tenant's leasehold estate herein by such Leasehold Mortgagee or its designee or any other purchaser at a foreclosure sale or otherwise, and upon the discharge of any lien, charge or encumbrance against the Tenant's interest in this Lease or the Leased Premises which is junior in priority to the lien of the Leasehold Mortgage held by such Leasehold Mortgagee and which the Tenant is obligated to satisfy and discharge by reason of the terms of this Lease, this Lease shall continue in full force and effect as if Tenant had not defaulted under this Lease.

                   23.4.7.4. The making of a Leasehold Mortgage shall not be deemed to constitute an assignment or transfer of this Lease or of the leasehold estate hereby created, nor shall any Leasehold Mortgagee, as such, be deemed to be an assignee or transferee of this Lease or of the leasehold estate hereby created so as to require such Leasehold Mortgagee, as such, to assume the performance of any of the terms, covenants or conditions on the part of Tenant to be performed hereunder, but the purchaser at any sale of this Lease and of the leasehold estate hereby created in any proceedings for the foreclosure of any Leasehold Mortgage, or the assignee or transferee of this Lease and of the leasehold estate hereby created under any instrument of assignment or transfer in lieu of the foreclosure of any Leasehold Mortgage, shall be deemed to be an assignee or transferee within the meaning of this Lease, and shall be deemed to have agreed to perform all of the terms, covenants and conditions on the part of Tenant to be performed hereunder from and after the date of such purchase and assignment.

                   23.4.7.5. Any Leasehold Mortgagee or other acquirer of the leasehold estate of Tenant pursuant to foreclosure, assignment in lieu of foreclosure or other proceedings may, upon acquiring Tenant's leasehold estate, without further consent of Landlord, sell and assign the leasehold estate on such terms and to such persons and entities as are acceptable to such Mortgagee or acquirer and thereafter be relieved of all obligations under this Lease, provided that such assignee is solvent and financially and legally able to perform the obligations of Tenant for the unexpired Lease Term. No other or further assignment shall be made except in accordance with the provisions of Article 23 of this Lease. Upon execution of any assignment permitted to be made to or by the Leasehold Mortgagee a fully executed copy thereof, together with a written statement of the place of recording or filing of record, if any, and a copy of the assumption agreement, if applicable, shall be delivered promptly to Landlord; and until such delivery to Landlord such assignment shall have no force or effect whatsoever on the enforcement by Landlord of any provisions of this Lease or any rights or remedies hereunder.

                   23.4.7.6. Notwithstanding any other provisions of this Lease, any sale of this Lease and of the leasehold estate hereby created in any proceedings for the foreclosure of any Leasehold Mortgage, or the assignment or transfer or this Lease and of the leasehold estate hereby created in lieu of the foreclosure of any Leasehold Mortgage shall be deemed to be a permitted sale, transfer or assignment of this Lease and of the leasehold estate hereby created.

                   23.4.7.7. Nothing in this Section 23.4 shall limit Landlord's ability to enforce this Lease by any means (including, but not limited to, an action for specific performance and/or injunction) other than termination, reentry or taking possession after expiration of the cure periods, if any, provided in Section 25.1.

         23.4.8. New Lease. In the event of the termination of this Lease as a result of Tenant's default, Landlord shall, in addition to providing the notices of default and termination as required above, provide any Leasehold Mortgagee with written notice that this Lease has been terminated, together with a statement of all sums which would at that time be due under this Lease but for such termination, and of all other defaults, if any, then known to Landlord. Landlord agrees to enter into a new lease ("NEW LEASE") of the Leased Premises with such Leasehold Mortgagee or its designee for the remainder of the Lease Term, effective as of the date of termination, at the rent, and upon the terms, covenants and conditions (but excluding requirements which are not applicable or which have already been fulfilled) of this Lease, provided:

         (a) Such Leasehold Mortgagee shall make written request upon Landlord for such New Lease within sixty (60) days after the date such Leasehold Mortgagee receives Landlord's notice of termination or actual termination, if later, of this Lease given pursuant to this Section 23.4.8.

         (b) Such Leasehold Mortgagee or its designee shall pay or cause to be paid to Landlord at the time of the execution and delivery of such New Lease, any and all sums which would at the time of execution and delivery thereof be due pursuant to this Lease but for such termination and, in addition thereto, all reasonable expenses, including reasonable attorney's fees, which Landlord shall have incurred by reason of such termination and the execution and delivery of the New Lease, and which have not otherwise been received by Landlord from Tenant or other party in interest under Tenant. Upon the execution of such New Lease, Landlord shall allow to the tenant named therein as an offset against the sums otherwise due under this
         Section 23.4.8(b) or under the New Lease, an amount equal to the net income, if any, derived by Landlord from the Leased Premises during the period from the date of termination of this Lease to the date of the beginning of the lease term of such New Lease. In the event of a controversy as to the amount to be paid to Landlord pursuant to this Paragraph (b), the payment obligation shall be satisfied if Landlord shall be paid the amount not in controversy, and the Leasehold Mortgage or its designee shall agree to pay any additional sum ultimately determined to be due plus interest at the rate of fifteen percent (15%) and such obligation shall be adequately secured. For purposes of this
         Section 23.4.8(b), NET INCOME shall mean gross revenue derived by Landlord from the Leased Premises during the period from the date of termination of this Lease to the date of the beginning of the lease term of such New Lease, less all operating expenses, real and personal property taxes and debt service payments (with respect to debt incurred to own, operate, alter or manage the Improvements) incurred or paid by Landlord during such period.

         (c) Such Leasehold Mortgagee or its designee shall agree to cure any of Tenant's defaults of which said Leasehold Mortgagee was notified by Landlord's notice of termination and which are reasonably susceptible of being so cured by Leasehold Mortgagee or its designee.

         (d) Any New Lease made pursuant to this Section 23.4.8 shall be prior to any mortgage or other lien, charge or encumbrance on the fee of the Leased Premises and the tenant under such New Lease shall have the same right, title and interest in and to the Leased Premises and the buildings and improvements thereon as Tenant had under this Lease.

         (e) The tenant under any New Lease shall, upon an assignment of such leasehold estate, be relieved and discharged from the obligations imposed on the tenant by such New Lease, provided that the assignee of such leasehold estate is solvent and financially and legally able to perform the obligations of the tenant for the unexpired term of the New Lease.

         23.4.9. Leasehold Mortgagee Need Not Cure Specified Defects. Nothing herein contained shall require any Leasehold Mortgagee or its designee as a condition to its exercise of rights hereunder to cure any default of Tenant not reasonably susceptible of being cured by such Leasehold Mortgagee or its designee, including, but not limited to, the defaults referred to in Section 25.1.3, 25.1.4, 25.1.5 and 25.1.6, in order to comply with the provisions of this Section 23.4.

         23.4.10. Casualty and Condemnation Loss. Any Mortgage must be consistent with and not interfere with Landlord's rights hereunder with respect to insurance, casualty and condemnation, except that a Leasehold Mortgage may provide that casualty insurance proceeds with respect to the Leased Premises and condemnation awards payable with respect to the buildings and other improvements on the Leased Premises shall only be disbursed for repair, reconstruction or restoration upon satisfaction of specified conditions. Such conditions shall be subject to Landlord's approval, which shall not be unreasonably withheld; provided that those conditions set forth in Exhibit "D" attached hereto shall be deemed to be reasonable. The Leasehold Mortgage shall provide that Landlord shall have a reasonable period of time after Tenant's failure to satisfy such conditions in which to satisfy the same and that thereupon such proceeds or condemnation awards shall be made available for repair, reconstruction, and restoration as herein provided. The failure of any Leasehold Mortgagee to make such proceeds or condemnation awards available shall not relieve Tenant of any obligation hereunder and any failure of Tenant to repair, reconstruct or restore as provided in this Lease shall constitute a default. Any Mortgage must provide that Landlord will be notified of any default thereunder and provided a reasonable opportunity to cure the same.

         23.4.11. Arbitration. Landlord shall give any Leasehold Mortgagee prompt notice of any arbitration or legal proceedings between Landlord and Tenant involving obligations under this Lease. Any Leasehold Mortgagee shall have the right to intervene in any such proceedings and be made a party to such proceedings at its or Tenant's cost, and the parties hereto do hereby consent to such intervention. In the event that any Leasehold Mortgagee shall not elect to intervene or become a party to any such proceedings, Landlord shall give the Leasehold Mortgagee notice of, and a copy of, any award or decision made in any such proceedings. In the event Tenant shall fail to appoint an arbitrator after notice from Landlord, as provided in Article 29 hereof, a Leasehold Mortgagee shall have an additional period of thirty (30) days, after notice by Landlord that Tenant has failed to appoint such arbitrator, to make such appointment, and the arbitrator so appointed shall thereupon be recognized in all respects as if he had been appointed by Tenant.

         23.4.12. No Merger. So long as any Leasehold Mortgage is in existence, unless any Leasehold Mortgagee shall otherwise expressly consent in writing, the fee title to the Leased Premises and the leasehold estate of Tenant therein created by this Lease shall not merge but shall remain separate and distinct, notwithstanding the acquisition of said fee title and said leasehold estate by Landlord or by Tenant or by a third party, by purchase or otherwise.

         23.4.13. Future Amendments. In the event Tenant hereafter seeks to encumber its leasehold estate, Landlord agrees to amend this Lease from time to time to the extent reasonably requested by a prospective Leasehold Mortgagee, provided that such proposed amendments do not materially and adversely affect the rights of Landlord or its interest in the Leased Premises. All reasonable expenses incurred by Landlord in connection with any such amendment shall be paid by Tenant.

         23.4.14. Security Deposit. If any Leasehold Mortgagee, its designee or other purchaser has acquired the leasehold estate of Tenant pursuant to foreclosure, conveyance in lieu of foreclosure or other proceedings, or has entered into a New Lease with Landlord in accordance with Section 23.4.8, such Leasehold Mortgagee, its designee or other purchaser shall succeed to the rights of Tenant, if any, in and to any security deposits paid by Tenant pursuant to this Lease. In such event, Tenant shall no longer have any rights to such security deposits, and Landlord shall hold such security deposits for and on behalf of such Leasehold Mortgagee, its designee or other purchaser.

         23.4.15. Estoppel. Landlord shall, without charge, at any time and from time to time hereafter, but not more frequently than twice in any one-year period, within ten (10) days after written request from Tenant to do so, certify by written instrument duly executed and acknowledged to any Leasehold Mortgagee or purchaser, or proposed Leasehold Mortgagee or proposed purchaser, or any other person or entity specified in such request: (a) as to whether this Lease has been supplemented or amended, and if so, the substance and manner of such supplement or amendment; (b) as to the validity and force and effect of this Lease, in accordance with its tenor; (c) as to the existence of any default hereunder; (d) as to the existence of any offsets, counterclaims or defenses hereto on the part of Tenant; (e) as to the commencement and expiration dates of the Lease Term; and (f) as to any other matters as may be reasonably so requested. Any such certificate may be relied upon by Tenant and any other person or entity to whom the same may be exhibited or delivered, and the contents of such certificate shall be binding on the Landlord.

         23.4.16. Notices. Notices from Landlord to the Leasehold Mortgagee shall be mailed to the address furnished Landlord pursuant to Section 23.4.3, and those from the Leasehold Mortgagee to Landlord shall be mailed to the address designated pursuant to the provisions of Article 24 hereof. Such notices, demands and requests shall be given in the manner described in Article 24 and shall in all respects be governed by and shall be deemed to be effective in accordance with the provisions of that Article.

         23.4.17. Erroneous Payments. No payment made to Landlord by a Leasehold Mortgagee shall constitute agreement that such payment was, in fact due under the terms of this Lease; and a Leasehold Mortgagee having made any payment to Landlord pursuant to Landlord's wrongful, improper or mistaken notice or demand shall be entitled to the return of any such payment or portion thereof.

         23.4.18. No subordination of Landlord's Fee Title. Landlord shall not be required to subordinate Landlord's fee interest in the Leased Premises or its reversionary interest in the buildings and improvements to be constructed thereon to any lien securing Tenant's construction loan or other financing.

     24. NOTICES AND PAYMENTS. Any notice or document required or permitted to be delivered hereunder or by law shall be deemed to be delivered, whether actually received or not, (a) when delivered in person, (b) upon confirmed receipt (or the first business day thereafter if receipt does not occur during business hours on a business day) if such item is sent by facsimile transmission to the appropriate party at its fax number set forth below or at such other number as it shall have thereafter specified by written notice delivered in accordance with this Article 24 (provided that a copy of such notice is also sent by another method permitted hereunder within one (1) business day after the same is transmitted by facsimile), (c) four (4) business days after such item is deposited in the United States mail, postage prepaid, certified or registered, return receipt requested, (d) one (1) business day after such item is deposited with Federal Express or other nationally recognized overnight courier, shipping charges prepaid, addressed to the appropriate party hereto at its address set out below, or at such other address as it shall have theretofore specified by written notice delivered in accordance herewith:

     LANDLORD

     BROOKS FAMELY TRUST
     c/o Wayne Williams
     8360 Turtle Creek Circle
     Las Vegas, Nevada 89113
     Telefax: (702)367-9646

     Nevada Brooks Cook
     13701 Sunset Boulevard
     Pacific Palisades, California 90272
     Telefax: (310)459-2530

with a copy to:

     JONES, JONES, CLOSE & BROWN, CHARTERED
     3773 Howard Hughes Parkway
     Third Floor South
     Las Vegas, Nevada 89109
     Attn: Stephen M. Rice, Esq.
     Telefax: (702)734-2722

     TENANT

     CLOOBECK ENTERPRISES
     Polo Towers
     3745 Las Vegas Boulevard, South
     Las Vegas, Nevada 89109
     Attn: Stephen J. Cloobeck
     Telefax: (702)798-8840
and to:

     GRAND CASINOS NEVADA I, INC.
     13705 First Avenue North
     Plymouth, Minnesota 55441
     Attn: President
     Telefax: (612)449-9353

with a copy to:

     LIONEL  SAWYER & COLLINS
     300 South Fourth Street
     Suite 1700
     Las Vegas,  Nevada  89101
     Attn:  Jeffrey P. Zucker, Esq.
     Telefax:  (702)383-8845

     Payments of Base Rent and other sums due Landlord from Tenant (collectively referred to in this Lease as "RENT") shall be deemed to be remitted only upon actual receipt thereof by Landlord.

         If and when included within the term "Landlord" or "Tenant" there is more than one person or legal entity, all shall jointly arrange among themselves for one among their numbers to receive at one specified address all such notices and payments; all parties included within the term "Landlord" or "Tenant," as appropriate, shall be bound by notices delivered by the other party in accordance with the provisions of this Article 24 as if each had received such notice.

     25. DEFAULT.

         25.1. Events of Default. Each of the following events shall be an "Event of Default" under this Lease:

            25.1.1. Tenant shall fail to pay any installment of rent hereby reserved as and when the same shall become due and shall not cure such default within five (5) days after written notice thereof is given by Landlord to Tenant;

            25.1.2. Subject to the following sentence, Tenant shall fail to comply with any term, provision or covenant of this Lease, other than the payment of rent, and shall not cure such failure within thirty (30) days after written notice thereof is given by Landlord to Tenant. If such default cannot reasonably be cured within thirty (30) days, then Tenant shall have an additional reasonable period of time within which to cure such default so long as Tenant commences to cure such default within the initial thirty (30) day period and thereafter diligently prosecutes such cure to completion;

         25.1.3. Tenant shall be adjudged insolvent, make a transfer in fraud of creditors or make an assignment for the benefit of creditors;

         25.1.4. Tenant shall abandon the Leased Premises or shall cease operations in the Premises (except for short time periods not exceeding thirty
(30) days in any twelve (12) month period or ninety (90) days in any sixty (60) month period and except for interruptions in Tenant's operations which are caused by events which are beyond Tenant's control, including, without limitation, casualty damage (but not including Tenant's financial inability to operate); provided that Tenant may cease operations in the Leased Premises for one (1) period of up to two (2) years in any twenty (20) year period in order to diligently construct major renovations to, or replacement of, the Improvements;

         25.1.5. Tenant shall file a petition under any section or chapter of the Bankruptcy Reform Act of 1978, as amended, or under any similar law or statute of the United States or any state thereof, or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder; or

         25.1.6. A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant and Tenant shall not have had such appointment discharged within thirty (30) days after Tenant receives written notice of such appointment.

     25.2. Landlord's Remedies. Upon the occurrence of any Tenant Event of Default, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

         25.2. 1. Terminate this Lease, in which event Tenant shall immediately surrender the Leased Premises to Landlord, and if Tenant fails so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Leased Premises and expel or remove Tenant and any other person who may be occupying the Leased Premises, or any part thereof, by force if necessary, without being liable to prosecution or for any claim for damages; and Landlord may recover from Tenant:

              25.2.1.1. The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

              25.2.1.2. The worth at the time of award of any amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

              25.2.1.3. The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of the award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

              25.2.1.4. Any other reasonable amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease; and

              25.2.1.5. At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

        All such amounts shall be computed on the basis of the monthly amount thereof payable on the date of Tenant's default. As used in Sections 25.2.1.1 and 25.2.1.2 above, the "worth at the time of award is computed by allowing interest in the per annum amount equal to two percent (2%) in excess of the Reference Rate of interest announced from time to time by Bank of America National Trust and Savings Association (or an equivalent rate announced by a comparable national bank selected by Landlord in the event Bank of America no longer announces a Reference Rate), but in no event in excess of the maximum interest rate permitted by law. As used in paragraph 25.2.1.3 above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

              25.2.2. Enter upon and take possession of the Leased Premises and expel or remove Tenant and other persons who may be occupying the Leased Premises, or any part thereof, by force if necessary, without being liable to prosecution or for any claim for damages, and relet the Leased Premises, as Tenant's agent, and receive the rent therefor; and Tenant agrees to pay Landlord on demand any deficiency that may arise by reason of such reletting; or

              25.2.3. Enter upon the Leased Premises, without being liable to prosecution or for any claim for damages, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any reasonable and necessary expenses which Landlord may incur in thus effecting compliance with Tenant's obligations hereunder.

     Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damage accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon the occurrence of a Tenant Event of Default shall not be deemed or construed to constitute a waiver of such default.

     26. HAZARDOUS MATERIALS.

        26.1. Covenant. Tenant covenants to Landlord that it will not use, or allow to be used on the Leased Premises, or bring onto, or allow to be brought onto, the Leased Premises any Hazardous Substance, as defined below, except as may be reasonably required in connection with its permitted business on the Leased Premises, and then only in full compliance with all federal, state or local laws. Tenant shall require every sublease to contain provisions similar to the provisions set forth in this Article 26.

         26.2. Right of Entry. Subject to applicable laws and Tenant's reasonable security policies, Landlord reserves the right to enter the Leased Premises and all Improvements thereon at any reasonable time and upon reasonable notice, and at any time in exigent circumstances, for the purpose of inspecting and examining the Leased Premises for the presence of any Hazardous Substance whenever Landlord has a reasonable basis for believing that Tenant has not complied with this Article 26. If the results of such inspection or examination reveal the presence of Hazardous Substances in, on or about the Leased Premises, and if Landlord has reasonable cause to believe that they are present in, on or about the Leased Premises due to Tenant's failure to be in compliance with
Article 26, then Tenant shall reimburse Landlord for its costs incurred in undertaking such inspection and examination.

         26.3. Indemnity. Tenant shall indemnify, defend and hold Landlord and its trustees, beneficiaries, heirs, successors, assigns, agents, employees and representatives harmless from any and all Indemnified Costs caused by the presence of Hazardous Substances in, on or about the Leased Premises which are placed, or allowed to be placed, in, on or about the Leased Premises by Tenant, or incurred by Landlord in connection with the release, removal or storage of any Hazardous Substance placed, or allowed to be placed, in, on or about the Leased Premises by Tenant. The provisions of this indemnity shall remain in full force and effect and shall not be affected or impaired by the expiration or any earlier termination of this Lease and shall survive any such expiration or termination. "INDEMNIFIED COSTS" means all actual or threatened liabilities, claims, actions, causes of action, judgments, orders, damages (including foreseeable and unforeseeable consequential damages), reasonable costs, reasonable expenses, fines, penalties and losses (including sums paid in settlement of claims and all reasonable consultant, expert and legal fees), including those incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work (whether of the Leased Premises, or any other property), or any resulting damages, harm or injuries to the person or property of any third parties or to any natural resources.
Without limiting the foregoing, "Indemnified Costs" incurred by Landlord as a result of any work of cure, mitigation, cleanup, remediation, removal or restoration shall bear interest at the rate of fifteen percent (15%) per annum until paid in full. In addition, Indemnified Costs are recoverable by Landlord regardless of whether (i) the Indemnified Costs are incurred or suffered pursuant to any order of any federal, state or local governmental agency relating to the clean-up, remediation or other responsive action required by any applicable law, or (ii) Landlord now or hereafter has or should have had actual knowledge of any environmental condition giving rise to any indemnity obligation of Tenant under this Article.

         26.4. Hazardous Substances Defined. As used herein, the term "HAZARDOUS SUBSTANCES" shall include: (i) petroleum or any of its fractions, flammable substances, explosives, radioactive materials, hazardous wastes or substances, toxic wastes or substances or any other similar materials or pollutants which pose a hazard to the Leased Premises, or to persons on or about same, cause the Leased Premises to be in violation of any law or local approval, or are defined as or included in the definition of "HAZARDOUS SUBSTANCES", "HAZARDOUS WASTES", "HAZARDOUS

MATERIALS", or "TOXIC", or words of similar import under any applicable law, including, but not limited to: (A) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 4.2 U.S.C. Section 9601, et seq.; (B) the Hazardous Materials Transportation Act, as amended, 49 U.S.C.
Section 1801, et seq.; (C) the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901, et seq.; and (D) regulations adopted and publications promulgated pursuant to the aforesaid laws; (ii) asbestos in any form which is or could become friable, urea formaldehyde foam insulation, transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million; and
(iii) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or may or could pose a hazard to the health and safety of the occupants of the Leased Premises or the owners and/or occupants of property adjacent to or surrounding the Leased Premises.

         26.5. Landlord's Legal Obligations. Nothing contained herein shall be deemed to limit Landlord's obligations under law for the removal of Hazardous Substances which exist on the Leased Premises prior to the delivery thereof to Tenant or which are thereafter placed upon the Leased Premises by Landlord or to impose upon Tenant any obligation for the removal of such Hazardous Substances. However, the removal of any asbestos from the Existing Improvements on the Leased Premises shall be the responsibility of Tenant, at Tenant's sole cost and expense.

     27. MISCELLANEOUS.

         27.1. Termination. In the event this Lease is terminated pursuant to a right to do so herein contained, except as specifically provided herein (such as, for example, but without limitation, in Section 2.11 (Tenant's obligation to remove the Improvements and regrade the Land), in Article 4 (the payment of hold-over rent by Tenant), in Article 5 (the obligations of the parties following a termination by Tenant during the Feasibility Period), in Section
13.1 (Tenant's right to remove its personal property after the expiration of this Lease Term), in Article 16 (indemnity), and in Article 26 above (hazardous materials)) neither Landlord nor Tenant hereto shall thereafter have any further obligation or liability one to the other except such obligations as are owed under this Lease through the date of termination, and this Lease shall be of no further force or effect.

         27.2. Captions. The captions used in this Lease are for convenience only and shall not be deemed to amplify, modify or limit the provisions hereof.

         27.3. Meanings. Words of any gender used in this Lease shall be construed to include any other gender, and words in the singular shall include the plural and vice versa, unless the context otherwise requires.

         27.4. Successors and Assigns. Subject to the restrictions set forth herein on assignment and subletting by Tenant, this Lease shall be binding upon and shall inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and assigns.

          27.5. Entire Agreement. The Exhibits annexed to this Lease are hereby incorporated by reference in their entirety with the same force and effect as if they were set forth in this Lease in their entirety. This Lease contains the entire agreement of Landlord and Tenant with respect to the subject matter hereof and can be altered, amended or modified only by written instrument executed by both of such parties.

          27.6. Time. It is expressly agreed by Landlord and Tenant that time is of the essence with respect to this Lease. In the event the date for performance of an obligation or delivery of any notice hereunder falls on a day other than a business day, then the date for such performance or delivery of such notice shall be postponed until the next ensuing business day. Any references to "business days" contained herein are references to normal working business days (i.e., Monday through Friday of each calendar week, exclusive of Federal and Nevada state holidays).

          27.7. Severability. If any term or provision, or any portion thereof, of this Lease, or application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

          27.8. Counterparts. This Lease may be signed in counterparts with the same force and effect as if all required signatures were contained in a single, original instrument.

          27.9. Attorneys' Fees. In the event of litigation between the parties to enforce this Lease, the prevailing party in any such action shall be entitled to recover reasonable costs and expenses of suit, including, without limitation, court costs, attorneys' fees, and discovery costs.

          27.10. Memorandum of Lease. Landlord and Tenant shall execute a memorandum of this Lease and record such memorandum against the Land.

          27.11. Governing Law. This Lease shall construed, interpreted, and enforced pursuant to the laws of the State of Nevada.

     28. GAMING PROVISION

          28.1. Cooperation and Compliance by Landlord. Landlord, at Tenant's sole cost and expense, shall promptly apply for and use its best efforts to obtain all necessary licenses and other approvals and permits, if any, required of Landlord from any foreign, federal, state or local gaming and liquor licensing authorities (collectively "GOVERNMENTAL AUTHORITIES") for the operation by Tenant of its business at the Leased Premises, and shall otherwise fully cooperate, at Tenant's sole cost and expense, with such Governmental Authorities in connection with any approval or permit applications of Landlord or Tenant, or otherwise, which shall include, without limitation, provision of such information, books and records as may be requested by such authorities and compliance with all orders and requirements of such Governmental Authorities.

     28.2. Denial. If at any time (a) Landlord, or any affiliate of Landlord or either of them, is denied a license or is denied or otherwise unable to obtain any other approval or permit required by any Governmental Authority with respect to the operation by Tenant or any affiliate of Tenant or either of them of its business at the Leased Premises (collectively "APPROVALS"), is required by any Governmental Authority to apply for an Approval and does not apply within any required time limit, or withdraws any application for Approval other than upon a determination by the applicable Governmental Authority that such Approval is not required, and such denial or failure or withdrawal prevents Tenant or any affiliate of Tenant or either of them from operating its business; or (b) any Governmental Authority commences or threatens to commence any suit or proceeding against Tenant or any affiliate of Tenant or either of them to terminate or deny any Approval of Tenant or any affiliate of Tenant or either of them as a result of Landlord or any person associated with Landlord (all of the foregoing events described in (a) and (b) above are collectively referred to as a "DENIAL"), if such action may be cured by the replacement of one or more individuals as shareholders, officers, employees or directors of Landlord or by a sale of the Leased Premises or disassociation from the applicable person, then Landlord shall have up to one hundred twenty (120) days from such Denial (but not more than thirty (30) days less than the period, if any, as may be allowed by the Governmental Authorities to effect such cure or if greater half of such period), to replace the disapproved individual with someone, or sell the Leased Premises to someone, acceptable to the Governmental Authorities and reasonably acceptable to Tenant. If a cure of the type described in the preceding sentence is not feasible or permitted, or if the same is feasible and permitted but not effected within the time limit set forth in the previous sentence, Tenant shall have the right, in addition to all its other rights and remedies, to elect to (a) terminate this Lease, or (b) purchase the Leased Premises as provided in Paragraph 28.3. Anything in this
Article 28 to the contrary notwithstanding, Landlord shall effect all cures as expeditiously as possible.

     28.3. Purchase Right. Landlord hereby grants to tenant an option (the "PURCHASE RIGHT") to purchase the Leased Premises as provided in this Paragraph 28.3.

           28.3.1. Tenant may exercise the Purchase Right at any time following a Denial and the cure period specified in Paragraph 28.2 by delivering written notice to Landlord specifying a commercially reasonable place at which the close (the "CLOSING") of escrow ("ESCROW") shall occur. The Closing shall be ten (10) days after the determination of the Purchase Price pursuant to Section 28.3.2 below.

           28.3.2. The total purchase price for the Leased Premises (the "PURCHASE PRICE") shall be equal to the sum of (i) present value of all payments of Base Rent due for the remainder of the Lease Term, computed using an interest rate equal to the "Prime Rate" of interest, as defined below, for the business day preceding Tenant's notice pursuant to Section 28.3.1, and
(ii) the fair market value of Landlord's residuary interest in the Leased Premises and the Improvements. If the parties are unable to agree upon the fair market value of such residuary interest within ten (10) days after Tenant's exercise of its Purchase Right pursuant to the preceding Section 28.3.1, such value shall be determined by arbitration in accordance with the provisions of Article 29; provided that if Tenant disapproves the value so determined by arbitration, Tenant shall have the right, to be exercised by written notice to Landlord within fifteen (15) days after such determination is made, to terminate this Lease (in which event Tenant shall pay all costs incurred by Landlord under this Section 28.3). The Purchase Price shall be paid by Tenant
(a) at the close of Escrow in cash or (b) in Tenant's discretion, in equal installments payable over five (5) years following the close of Escrow. If Tenant elects to pay the balance of the Purchase Price in accordance with clause (b) of the preceding sentence, an initial installment equal to twenty percent (20%) of the balance of the Purchase Price will be payable at the close of Escrow and all remaining obligations shall be secured by a first priority deed of trust encumbering the Leased Premises. The remaining amount will be payable in sixty (60) equal installments of principal, plus accrued interest, on each monthly anniversary of the close of Escrow. The unpaid principal balance of the Purchase Price shall bear interest at the Prime Rate, plus three percent (3%) per annum; provided that such interest rate shall not exceed fifteen percent (15%) per annum. For the purpose of this Section, "PRIME RATE" shall mean the rate of interest per annum from time to time publicly announced by Bank of America N.A. (or, if Bank of America, N.A. is no longer in existence or is no longer announcing such a rate, then such other comparable bank as Landlord may elect) as its prime or reference rate. The rate of interest shall change on the effective date of any change in the prime rate.

          28.3.3. Upon exercise of the Purchase Right, Landlord shall convey title to the Leased Premises to Tenant at the close of Escrow by grant, bargain and sale deed subject only to matters shown in Tenant's leasehold title policy delivered pursuant to Article 5 of this Lease and matters caused or consented to in writing by Tenant. At close of Escrow, Landlord shall provide Tenant with a CLTA owner's policy of title insurance, in the face amount of the Purchase Price, and otherwise in a form and from an insurer or insurers reasonably satisfactory to Tenant, with such endorsements and reinsurance as Tenant may reasonably request, insuring Tenant's title to the Leased Premises.

          28.3.4. Closing costs other than title insurance shall be allocated in accordance with the then prevailing practice in Las Vegas, Nevada. Rent shall be prorated as of the date of the close of Escrow. At the close of Escrow, Landlord shall provide Tenant with a suitable affidavit satisfying the requirements of the Internal Revenue Code relating to withholding of a portion of the Purchase Price in the event of a purchase from a foreign person.

          28.3.5. Landlord and Tenant shall promptly upon request prepare, execute and deliver such further documents, and shall promptly obtain beneficiary statements and similar certificates and perform such other acts as shall from time to time be reasonably required in effecting the close of Escrow and the better perfecting, assuring, conveying, assigning, transferring and confirming unto Tenant the Leased Property and the rights to be conveyed or assigned.

     29. ARBITRATION. If any controversy or claim between the parties hereto arises out of this Lease, other than a claim by Landlord arising from any failure by Tenant to pay rent as and when such rent becomes due, and if the parties are unable to agree by direct negotiations, the parties shall promptly mediate any such disagreement or dispute under the Commercial Mediation

Rules of the American Arbitration Association. If the parties are unable to resolve such disagreement or dispute through mediation within ten (10) days after the first written notice of an election to mediate, or if the disagreement concerns the buyout price under Section 28.3, then such disagreement or dispute (excluding an action by Landlord in unlawful detainer, as provided above) shall be submitted to binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association. Notwithstanding the foregoing, if the resolution of any controversy or claim requires the participation of a third party who is not required and who declines to participate in an arbitration proceeding, the parties shall not be required to proceed with an arbitration of such controversy or claim.

     The arbitrators shall be appointed under the Commercial Arbitration Rules of the American Arbitration Association. As soon as the panel has been convened, a hearing date shall be set within twenty-one (21) days thereafter. Written submittals shall be presented and exchanged by both parties ten (10) days before the hearing date, including reports prepared by experts upon whom either party intends to rely. At such time the parties will also exchange copies of all documentary evidence upon which they will rely at the arbitration hearing and a list of the witnesses whom they intend to call to testify at the hearing. Each party shall also make its respective experts available for deposition by the other party prior to the hearing date. The hearings shall be concluded no later than five (5) days after the initial hearing date. The arbitrators shall make their award within ten (10) business days after the conclusion of the hearing. In the event of a three-member panel, the decision in which two (2) of the members of the arbitration panel concur shall be the award of the arbitrators.

     Except as otherwise specified herein, there shall be no discovery or dispositive motion practice (such as motions for summary judgment or to dismiss or the like) except as may be permitted by the arbitrators, who shall authorize only such discovery as is shown to be absolutely necessary to insure a fair hearing and no such discovery or motions permitted by the arbitrators shall in any way conflict with the time limits contained herein. Nothing herein shall be deemed to permit discovery in such arbitration proceeding except as provided above. The arbitrators shall not be bound by the rules of evidence or civil procedure, but rather may consider such writings and oral presentations as reasonable businessmen would use in the conduct of their day-to-day affairs, and may require the parties to submit some or all of their presentation as the arbitrators may deem appropriate. It is the intention of the parties to limit live testimony and cross-examination to the extent absolutely necessary to insure a fair hearing to the parties on the significant matters submitted to arbitration. The parties have included the foregoing provisions limiting the scope and extent of the arbitration with the intention of providing for prompt, economic and fair resolution of any dispute submitted to arbitration.

     If Landlord gives Tenant notice of a claimed default pursuant to Article 25 of this Lease, and if the out-of-pocket costs to Tenant of curing such claimed default are reasonably expected to be One Hundred Thousand Dollars ($100,000) or less, Tenant's election to dispute such claimed default pursuant to the provisions of this Article 29 shall not extend or toll the running of any cure period provided in Article 25. However, if the out-of-pocket costs to Tenant of curing such claimed default are reasonably expected to exceed One Hundred Thousand Dollars

($100,000), and if Tenant in good faith elects to dispute such claimed default pursuant to the provisions of this Article 29, any cure period provided in
Article 25 for the claimed default shall be tolled during the resolution of such dispute hereunder.

     The arbitrators shall have the discretion to award the costs of arbitration, arbitrators' fees and the respective attorneys' fees of each party between the parties as they see fit.

     Judgment upon the award entered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

     Notwithstanding the parties' agreement to mediate or arbitrate their disputes as provided herein, any party may seek emergency relief in a court of law without waiving the right to arbitrate.

     The arbitrators shall make their award in accordance with applicable law and this Lease and based on the evidence presented by the parties, and at the request of either party at the start of the arbitration, shall include in their award findings of fact and conclusions of law supporting the award.

     Nothing contained herein is intended to, nor shall, limit Landlord's right to pursue any action in unlawful detainer in the case of a Tenant Event of Default in the payment of Base Rent.

   30. GUARANTY. The obligations of Tenant under this Lease shall be guaranteed by Grand Casinos, Inc. ("GRAND"). Within fourteen (14) days after the Effective Date, Grand shall execute and deliver to Landlord a guaranty in the form attached hereto as Exhibit "E" (the "GUARANTY"). Such Guaranty shall provide that it will not apply with respect to obligations occurring under this Lease more than five (5) years after the Effective Date if, within such time, Tenant constructs and thereafter maintains Tenant's Project, so long as Tenant's Project has a Fair Market Value of not less than Two Hundred Million Dollars ($200,000,000), all subject to such Guaranty being reinstated pursuant to Section 14.1 above. If the Guaranty is not executed and delivered to Landlord as provided herein, this Lease shall terminate and the remaining portion of the Security Deposit shall be returned to Tenant.

   31. LANDLORD'S SECURITY INTEREST.

     31.1. Grant of Security Interests in Project Parcels. Prior to commencing construction of any portion of Tenant's Project, as hereinafter defined, upon the Leased Premises (the date of such commencement is referred to herein as the "START DATE"), and as additional security for the payment and performance of Tenant's obligations under this Lease, Tenant shall convey, grant and assign (or cause to be conveyed, granted and assigned) to Landlord a lien on, security interest in and assignment of (collectively, "LANDLORD'S LIEN") all of the right, title and interest which is now owned or hereafter acquired by Tenant or either of them or any affiliate of either of them in each other parcel of land (together with all improvements thereon and appurtenances thereto, collectively, the "PROJECT PARCELS") upon which Tenant's integrated hotel/casino project and related, integrated amenities thereto (collectively, "TENANT'S PROJECT"), or any part thereof, is to be located, as shown by the site plan which is included as a part of Tenant's Renderings. Without limiting the foregoing, Landlord's Lien shall automatically extend to and cover any after acquired right, title, or interest in any Project Parcel (including, without limitation, a fee interest therein). Tenant shall, at Landlord's request, execute and deliver (or cause to be executed and delivered) (in recordable form, if appropriate) any instrument reasonably necessary or appropriate to subject to Landlord's Lien any such after acquired property, when, and if, Tenant or either of them or any affiliate or either of them acquires such property. In addition, if, upon the Start Date, neither Tenant nor either of them nor any affiliate of either of them has yet acquired any right, title or interest in a Project Parcel, Tenant shall convey, grant and assign (or cause to be conveyed, granted and assigned) the Landlord's Lien in such Project Parcel immediately after Tenant or either of them or any affiliate of either of them has acquired any right, title or interest therein. Notwithstanding the foregoing, Landlord's
Lien shall not encumber any "time share" buildings and related non-gaming amenities (including the land upon which such improvements are located) ("TENANT'S TIME SHARE IMPROVEMENTS") which are constructed on any Project
Parcel so long as Tenant's Time Share Improvements are not constructed upon the Leased Premises and do not secure a Leasehold Mortgage. If a Leasehold Mortgage initially encumbers the land or leasehold interest in the land upon which Tenant's Timeshare Improvements are constructed, and if such Leasehold Mortgage is released to allow for the construction of Tenant's Time Share Improvements to be separately financed or otherwise, Landlord's Lien shall encumber such land until the Leasehold Mortgage is released, at which point Landlord's Lien shall likewise be released from Tenant's Time Share Improvements. If at any time thereafter a Leasehold Mortgagee acquires a security interest in Tenant's Time Share Improvements, Tenant shall likewise convey Landlord's Lien in such property to Landlord with the priority described in Section 31.3.2. No Landlord Lien shall be granted in the property commonly known as "Polo Plaza" or the "Shark Club" unless and until Tenant has been granted the right to construct, maintain, use or operate a portion of Tenant's Project thereon, whether by deed, lease, conveyance or otherwise.


     31.2. Grant of Security Interests in Furniture, Fixtures and Equipment. Prior to the Start Date, Tenant shall, and as additional security for the payment and performance of Tenant's obligations under this Lease, grant (or cause to be granted) to Landlord a security interest (the "LANDLORD'S SECURITY INTEREST") in all items of personal property, whether tangible or intangible, and whether now owned or hereafter acquired, owned, used or held in connection with the ownership, operation or maintenance of Tenant's Project, including, without limitation, all furniture, fixtures and equipment (collectively, the "FF&E"), whether such items are to be located or used upon the Leased Premises or upon one more the Project Parcels. Nothing contained herein shall prevent Tenant from disposing of items of FF&E in the ordinary course of Tenant's business so long as the FF&E maintained by Tenant is at all times sufficient for the operation of Tenant's Project.

  31.3. PERFECTION AND PRIORITY.

     31.3.1 Forms of Conveyance. The Landlord's Lien in a Project Parcel shall be evidenced by a recorded deed of trust, fixture filing, security agreement and assignment of leases and rents in a commercially reasonable form, reasonably acceptable to Landlord and Tenant. The Landlord's Security Interest shall be evidenced by a written security agreement and shall be perfected by the filing and recordation of appropriate financing statements, all in commercially reasonable forms, reasonably acceptable to Landlord and Tenant.

     31.3.2. Priority. Subject to the following provisions of this Section 31.3.2, each of Landlord's Lien and Landlord's Security Interest shall be prior to all other liens and encumbrances on the interests of Tenant or either of them or any affiliate of either of them, and, concurrently with the grant of each Landlord's Lien in a Project Parcel (and concurrently with the acquisition of any after acquired title therein), Tenant shall provide Landlord with an ALTA lender's policy of title insurance (or an endorsement thereto, in the case of any after acquired title), issued through Nevada Title Company in the amount of the current market value of the subject Project Parcel, as reasonably demonstrated by Tenant's delivery of an escrow closing statement for its purchase of such parcel or other evidence of value which is reasonably acceptable to Landlord, insuring the priority of Landlord's Lien in such collateral. Landlord's Lien and Landlord's Security
Interest shall be subordinated to other financing ("PRIOR DEBT") which satisfies the following conditions:

        31.3.2.1. The amount of the Prior Debt encumbering the Project Parcels and the FF&E shall not exceed seventy-five percent (75%) of the Fair Market Value, determined in the manner described in Section 31.4 below, of the aggregate of the Project Parcels (including improvements) and FF&E in which Landlord has a security interest.

        31.3.2.2. The amount of the Prior Debt encumbering the Project Parcels shall not exceed seventy percent (70%) of the Fair Market Value, determined in the manner described in Section 31.4 below, of the aggregate of the Project Parcels (including improvements) in which Landlord has a security interest.

        31.3.2.3. The Prior Debt shall specifically provide that Landlord shall receive notice of any default thereunder and shall have the right to cure any such default to the extent that Tenant is afforded any such cure rights.

        31.3.2.4. Tenant shall provide Landlord with a title insurance policy, or an appropriate endorsement to Tenant's existing title insurance policy with respect to the subject collateral, insuring Tenant's subordinated security interest in an amount equal to the Fair Market Value of that collateral.

        31.3.2.5. Landlord shall have the right to review the loan documents for the Prior Debt to verify that the conditions to the subordination of Landlord's security interest, as set forth herein, have been satisfied.

     31.4. Fair Market Value. Tenant shall provide Landlord with an appraisal of the "Fair Market Value" of the Project Parcels and of the FF&E prior to any subordination of Landlord's security interest hereunder. If such appraisal is relied upon by Tenant's Leasehold Mortgagee or, with respect to the value of the FF&E, by the lender financing the FF&E, as the value of the subject collateral for the purpose of making the loan which is secured by the Leasehold Mortgage or the FF&E, as the case may be, then such appraisal shall be accepted by Landlord and the value shown therein shall be the Fair Market Value. Otherwise, such appraisal, and the determination of Fair Market Value, shall be subject to the following provisions of this Section 31.4.

       Tenant's appraisal shall be prepared by a licensed MAI or other qualified appraiser. Unless Landlord disapproves such appraisal within ten (10) days of its receipt of the same, the value shown therein shall be deemed to be the Fair Market Value of the subject collateral; provided that: if Landlord, acting reasonably and in good faith, disapproves such appraisal, then Landlord shall appoint its own qualified MAI appraiser within ten (10) days after receipt of Tenant's appraisal, and Landlord's appraiser shall give its opinion as to the Fair Market Value of the subject collateral within thirty (30) days after being so appointed. If the values determined by Landlord's appraiser and Tenant's appraiser do not differ by more than five percent (5%) of the lower appraisal, then the "Fair Market Value," as used herein, shall mean the arithmetic average of such two (2) appraisals. If the two appraisals differ by more than five percent (5%) of the lower appraisal, then the two appointed appraisers shall agree upon a third qualified appraiser within ten (10) days after the expiration of such thirty (30) day period who shall be given copies of the two (2) preceding appraisals and who shall determine the Fair Market Value within fifteen (15) days after such third appraiser is engaged, provided that such final Fair Market Value shall not be greater than the higher of the two previous appraisals nor less than the lower of the two previous appraisals. Landlord and Tenant shall each bear the cost of their own appraiser and shall share equally the cost of the third appraiser. For purposes of determining the ratios under Section 31.3 in the case of Prior Debt which is construction or FF&E financing, the Fair Market Value shall be determined on a "completed project" basis.

     31.5. Further Assurances. Landlord shall execute, acknowledge and deliver to Tenant or to Tenant's lender and/or title insurer, as designated by Tenant, such evidence of the subordination of Landlord's Lien and Landlord's Security Interest required hereunder as Tenant may reasonably request.

   32. TENANT'S OPTION TO PURCHASE THE LEASED PREMISES.

        Tenant shall have the option to purchase the Leased Premises during the twentieth (20th) year after the Phase II Commencement Date, (the "Option Year"), for the purchase price of Thirty Million Dollars ($30,000,000) (the "OPTION PURCHASE PRICE"). Such option shall be exercised, if at all, by written notice to Landlord not later than two and one-half (2.5) years prior to the proposed closing date, which closing date (hereinafter, the "PURCHASE OPTION CLOSING DATE") shall be within the Option Year and shall be set forth in Tenant's written notice. The Option Purchase Price shall be paid in cash or by cash equivalent upon the Purchase Option

Closing Date. If Tenant fails to exercise its option in a timely manner as provided herein, the provisions of this Article 32 shall have no further force or effect.

        Upon exercise of Tenant's option to purchase the Leased Premises hereunder, Landlord shall convey title to the Leased Premises to Tenant at the close of escrow by grant, bargain and sale deed subject only to matters shown in Tenant's leasehold title policy delivered pursuant to Article 5 of this Lease and matters caused or consented to in writing by Tenant. At close of escrow, Landlord shall provide Tenant with a CLTA owner's policy of title insurance, in the face amount of the Option Purchase Price, and otherwise in a form and from an insurer or insurers reasonably satisfactory to Tenant, with such endorsements and reinsurance as Tenant may reasonably request, insuring Tenant's title to the Leased Premises.

        Closing costs other than title insurance shall be allocated in accordance with the then prevailing practice in Las Vegas, Nevada. Rent shall be prorated as of the date of the close of escrow. At the close of escrow, Landlord shall provide Tenant with a suitable affidavit satisfying the requirements of the Internal Revenue Code relating to withholding of a portion of the Option Purchase Price in the event of a purchase from a foreign person.

        Landlord and Tenant shall promptly upon request prepare, execute and deliver such further documents, and shall promptly obtain beneficiary statements and similar certificates and perform such other acts as shall from time to time be reasonably required in effecting the close of escrow and the better perfecting, assuring, conveying, assigning, transferring and confirming unto Tenant the Leased Property and the rights to be conveyed or assigned.

        If Tenant elects to purchase the Leased Premises, Landlord may elect to participate in a tax-free exchange under Section 1031 of the Internal Revenue Code. Tenant agrees to cooperate with such an exchange by Landlord, so long as such cooperation is without cost to Tenant and does not materially affect Tenant's purchase. Landlord specifically reserves the right to accelerate the Purchase Option Closing Date to accommodate a tax-free exchange provided that
(i) Landlord shall provide Tenant with notice of the earlier Purchase Option Closing Date not later than one hundred eighty (180) days prior to such date; and (ii) such date be at least one hundred eighty (180) days after Tenant's notice of the exercise of its option to purchase the Leased Premises hereunder.

   33. BINDING OBLIGATION. Tenant hereby represents and warrants to Landlord that this Lease and the consummation of the transactions contemplated hereby is valid and binding upon Tenant (and the individuals executing this Lease on behalf of Tenant represent and warrant that they are authorized to so act) and does not constitute a default (or an event which with notice or passage of time or both will constitute default) under any contract to which Tenant is a party or by which Tenant is bound; provided that such representation and warranty shall apply to the Guaranty only after the Guaranty is executed and delivered by Grand Casinos. Within fourteen (14) days after the Effective Date, Tenant shall provide Landlord with a certified resolution of the board of directors of each entity constituting Tenant authorizing the transactions contemplated hereby and the execution and delivery of this Lease by the persons executing the same on behalf of Tenant.

     IN WITNESS WHEREOF, the parties hereto have executed this Lease to be effective as of the Effective Date.

                                        LANDLORD:

                                        BROOKS FAMILY TRUST


                                        By: /s/ Jewel Brooks
                                           ------------------------------
                                           Jewel Brooks, Trustee

                                        Date:
                                             ----------------------------


                                        NEVADA BROOKS COOK

                                        /s/ Nevada Brooks Cook
                                        ---------------------------------

                                        Date:
                                             ----------------------------


                                        TENANT:

                                        CLOOBECK ENTERPRISES
                                        a California corporation




                                        By: /s/ Stephen J. Cloobeck
                                           ------------------------------

                                        Date: 6/17/96
                                             ----------------------------



                                        By:
                                           ------------------------------

                                        Date:
                                             ----------------------------

                                        GRAND CASINOS NEVADA I, INC.
                                        a Minnesota corporation



                                        By: /s/ Stanley Taube, President
                                           -----------------------------

                                        Date: 6-17-96
                                             ----------------------------



                                        By:
                                           ------------------------------

                                        Date:
                                             ----------------------------


Nevada Title Company of Las Vegas, a Nevada corporation, hereby acknowledges receipt of the foregoing instructions and agrees to act as Escrow Agent in accordance with the terms and conditions thereof.



DATED:                                  Nevada Title Company
      -------------------               a Nevada corporation



                                        By:
                                           ------------------------------

                                        Title:
                                              ---------------------------

                                        Escrow Number:
                                                      -------------------

                                                   ESCROW NUMBER 96-06-0201 RMG

                                  EXHIBIT "A"
                               LEGAL DESCRIPTION

PARCEL ONE (1):

THAT PORTION OF THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., DESCRIBED AS
FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID
SECTION 21; THENCE SOUTH 89 DEGREES 07'15" EAST A DISTANCE OF 80.01 FEET TO A POINT IN THE EAST LINE OF U.S. HIGHWAY NO. 91 (ORIGINAL ALIGNMENT 80 FEET
WIDE), SAID POINT BEING THE NORTHWEST CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED BY MORRIS ROSE, ET AL, TO LAND O'SUN LAND COMPANY, BY DEED RECORDED AUGUST 12, 1954, AS DOCUMENT NO. 17629 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA; THENCE CONTINUING SOUTH 89 DEGREES 07'15" EAST ALONG THE NORTH LINE OF THE ABOVE DESCRIBED PARCEL A DISTANCE OF 409.87 FEET TO A POINT; THENCE SOUTH 0 DEGREES 02'00" EAST A DISTANCE OF 158.92 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING SOUTH 0 DEGREES 02'00" EAST A DISTANCE OF 230.00 FEET TO A POINT IN THE SOUTH LINE OF SAID PARCEL CONVEYED BY DOCUMENT NO. 17629; THENCE NORTH 88 DEGREES 42'28" WEST ALONG SAID SOUTH LINE, A DISTANCE OF 410.00 FEET TO A POINT IN THE AFOREMENTIONED EAST LINE OF U.S. HIGHWAY NO. 91; THENCE NORTH 0 DEGREES 02'00" WEST ALONG SAID EAST LINE A DISTANCE OF 230.00 FEET TO A POINT IN A LINE THAT BEARS NORTH 88 DEGREES 42'28" WEST FROM THE TRUE POINT OF BEGINNING; THENCE ALONG SAID LAST MENTIONED LINE SOUTH 88 DEGREES 42'28" EAST PARALLEL WITH THE AFOREMENTIONED SOUTH LINE OF SAID CONVEYED PARCEL, A DISTANCE OF 410.00 FEET TO THE TRUE POINT OF BEGINNING.

EXCEPTING FROM THE HEREINABOVE DESCRIBED PARCEL, THE INTEREST IN AND TO THE WESTERLY TEN (10) FEET, AS CONVEYED TO THE STATE OF NEVADA, FOR HIGHWAY PURPOSES.

FURTHER EXCEPTING THEREFROM THAT PORTION OF SAID LAND LYING WITHIN PARCEL TWO
(2) HEREIN BELOW DESCRIBED.

PARCEL TWO (2):

THAT PORTION OF THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., DESCRIBED AS
FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF THE SAID SECTION 21; THENCE SOUTH 89 DEGREES 07'15" EAST A DISTANCE OF 80.01 FEET TO A POINT IN THE EAST LINE OF U.S. HIGHWAY NO. 91, (ORIGINAL ALIGNMENT, 80 FEET WIDE), SAID POINT BEING THE NORTHWEST CORNER OF THAT CERTAIN PARCEL OF LAND CONVEYED BY MORRIS ROSE, ET AL, TO LAND O'SUN LAND COMPANY, BY DEED RECORDED AUGUST 12, 1954 AS DOCUMENT NO. 17629 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA;

                                                      ESCROW NO. 96-06, 0201 RMG

                              LEGAL DESCRIPTION

THENCE CONTINUING SOUTH 89 DEGREES 07'15" EAST ALONG THE NORTH LINE OF THE ABOVE DESCRIBED PARCEL A DISTANCE OF 409.87 FEET TO A POINT; THENCE SOUTH 0 DEGREES 02'00" EAST A DISTANCE OF 158.92 FEET TO A POINT; THENCE NORTH 88 DEGREES
42'28" WEST PARALLEL WITH THE SOUTH LINE OF SAID PARCEL CONVEYED BY DOCUMENT
NO. 17629, A DISTANCE OF 110.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE SOUTH 0 DEGREES 02'00" EAST A DISTANCE OF 115.00 FEET TO A POINT; THENCE NORTH 88 DEGREES 42'28" WEST PARALLEL WITH THE AFOREMENTIONED SOUTH LINE OF SAID CONVEYED PARCEL, A DISTANCE OF 300.00 FEET TO A POINT IN THE AFOREMENTIONED
EAST LINE OF U.S. HIGHWAY NO. 91; THENCE NORTH 0 DEGREES 02'00" WEST ALONG SAID EAST LINE A DISTANCE OF 115.00 FEET TO A POINT IN A LINE THAT BEARS NORTH 88 DEGREES 42'28" WEST FROM THE TRUE POINT OF BEGINNING; THENCE ALONG SAID LAST MENTIONED LINE SOUTH 88 DEGREES 42'28" EAST PARALLEL WITH THE AFOREMENTIONED SOUTH LINE OF SAID CONVEYED PARCEL, A DISTANCE OF 300.00 FEET TO THE TRUE POINT OF BEGINNING.

EXCEPTING THEREFROM THE HEREINABOVE DESCRIBED PARCEL, THE INTEREST IN AND TO THE WESTERLY TEN (10) FEET, AS CONVEYED TO THE STATE OF NEVADA FOR HIGHWAY PURPOSES.

PARCEL THREE (3):

THAT PORTION OF THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., DESCRIBED AS
FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID
SECTION 21, THENCE SOUTH 89 DEGREES 07'15" EAST A DISTANCE OF 80.01 FEET TO A POINT ON THE EAST LINE OF U.S. HIGHWAY NO. 91, (ORIGINAL ALIGNMENT, 80 FEET
WIDE), SAID POINT BEING THE NORTHWEST CORNER OF PARCEL CONVEYED BY MORRIS ROSE, ET. AL., TO LAND O'SUN LAND CO., BY DEED RECORDED AUGUST 12, 1954 AS DOCUMENT NO. 17629, OFFICIAL RECORDS, CLARK COUNTY, NEVADA; THENCE SOUTH 0 DEGREES 02'00" EAST ALONG THE EAST LINE OF SAID U.S. HIGHWAY NO. 91, A DISTANCE OF
271.38 FEET TO A POINT; THENCE SOUTH 88 DEGREES 42'28" EAST, PARALLEL WITH THE SOUTH LINE OF ABOVE DESCRIBED PARCEL A DISTANCE OF 410.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING SOUTH 88 DEGREES 42'28" EAST A DISTANCE OF 400 FEET TO A POINT; THENCE SOUTH 0 DEGREES 02'00" EAST A DISTANCE OF 115.00 FEET TO THE SAID SOUTH LINE; THENCE NORTH 88 DEGREES 42'28" WEST ALONG THE
SAID SOUTH LINE A DISTANCE OF 400.00 FEET TO A POINT; THENCE NORTH 0 DEGREES 02'00" WEST A DISTANCE OF 115.00 FEET TO THE TRUE POINT OF BEGINNING.

                                                      ESCROW NO. 96-06, 0201 RMG

                               LEGAL DESCRIPTION
PARCEL FOUR (4) :

THAT PORTION OF THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., DESCRIBED AS
FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF THE SOUTHWEST QUARTER (SW 1/4) OF SAID
SECTION 21; THENCE SOUTH 89 DEGREES 07'15" EAST A DISTANCE OF 80.01 FEET TO A POINT ON THE EAST LINE OF U.S. HIGHWAY 91, (ORIGINAL ALIGNMENT 80 FEET WIDE), SAID POINT BEING THE NORTHWEST CORNER OF PARCEL CONVEYED BY MORRIS ROSE, ET AL, TO LAND O'SUN LAND COMPANY DEED RECORDED AUGUST 12, 1954 AS D0CUMENT NO. 17629, OFFICIAL RECORDS, CLARK COUNTY, NEVADA; THENCE CONTINUING SOUTH 89 DEGREES 07'15" EAST ALONG THE NORTH LINE OF THE ABOVE DESCRIBED PARCEL A DISTANCE OF
409.87 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING SOUTH 89 DEGREES 07'15" EAST ALONG THE SAID NORTH LINE A DISTANCE OF 399.91 FEET TO A POINT; THENCE SOUTH 0 DEGREES 02'00" EAST A DISTANCE OF 161.42 FEET TO A POINT; THENCE NORTH 88 DEGREES 42'28" WEST PARALLEL WITH THE SOUTH LINE OF THE SAID CONVEYED PARCEL A DISTANCE OF 400.00 FEET TO A POINT; THENCE NORTH 0 DEGREES 02'00" WEST A DISTANCE OF 158.92 FEET TO THE TRUE POINT. OF BEGINNING.

EXCEPTING THEREFROM THE NORTH 40 FEET THEREOF FOR ROAD PURPOSES.

PARCEL FIVE (5):

THAT PORTION OF THE NORTHWEST QUARTER (NW 1/4) OF THE SOUTHWEST QUARTER (SW 1/4) OF SECTION 21, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHWEST CORNER OF THE SOUTHWEST QUARTER (SW
1/4) OF SAID SECTION 21; THENCE SOUTH 89 DEGREES 07'15" EAST A DISTANCE
OF 80.01 FEET TO A POINT ON THE EAST LINE OF U.S. HIGHWAY NO. 91,
(ORIGINAL ALIGNMENT, 80 FEET WIDE), SAID POINT BEING THE
NORTHWEST CORNER OF PARCEL CONVEYED BY MORRIS ROSE; ET AL, TO
LAND O'SUN LAND CO. BY DEED RECORDED AUGUST 12, 1954 AS DOCUMENT
NO. 17629, OFFICIAL RECORDS, CLARK COUNTY, NEVADA RECORDS; THENCE
CONTINUING SOUTH 89 DEGREES 07'15" EAST ALONG THE NORTH LINE OF THE
ABOVE DESCRIBED PARCEL A DISTANCE OF 409.87 FEET TO A POINT; THENCE
SOUTH 0 DEGREES 02'00" EAST A DISTANCE OF 158.92 FEET TO THE TRUE POINT
OF BEGINNING; THENCE SOUTH 88 DEGREES 42'28" EAST, PARALLEL WITH THE
SOUTH LINE OF ABOVE DESCRIBED PARCEL A DISTANCE OF 400.00 FEET TO
A POINT; THENCE SOUTH 0 DEGREES 02'00" EAST A DISTANCE OF 115.00 FEET TO
A POINT; THENCE NORTH 88 DEGREES 42'28" WEST, PARALLEL WITH SAID SOUTH LINE A DISTANCE OF 400.00 FEET TO A POINT; THENCE NORTH 0 DEGREES 02'00" WEST A DISTANCE OF 115.00 FEET TO THE TRUE POINT OF BEGINNING.

                                  EXHIBIT "B"
                              TENANT'S RENDERINGS
                                [TO BE ATTACHED]

                                                     ESCROW NO. 96-06-0201 RMG

                                      EXHIBIT "C"


At the date hereof Exceptions to coverage in addition to the printed exceptions and exclusions contained in said policy form would be as follows:

(1) SUBSEQUENT YEAR TAXES: Taxes for the fiscal year 1996 to
1997 and subsequent years, a lien not yet due or payable.
Taxes for the fiscal year 1995-96, are paid in full. All taxes current

(2) SUPPLEMENTAL TAXES: Any supplemental taxes which may become a lien on the subject property by reason of increased valuations due to land use or improvement, NRS 361.260, or otherwise. All taxes current

(3) SPECIAL ASSESSMENTS: for MEDIAN LANDSCAPE AND MAINTENANCE
Improvement District No.: 97A
Assessment No.: 162-21-301-007-5076
Term: 20 YEARS
Installment due on:  FEBRUARY 1 AND AUGUST 1
Initial Principal Balance: $51,741.30
Interest Rate: 6.35
Pay off $53,596.42 if paid by June 30, 1996.
No. of delinquent installments 0

Affects: PARCEL ONE (1)

(4) SPECIAL ASSESSMENTS: for MEDIAN LANDSCAPE AND MAINTENANCE
Improvement District No.: 97A
Assessment No.: 162-21-301-003-5076
Term: 20 YEARS
Installment due on: FEBRUARY 1 AND AUGUST 1
Initial Principal Balance: $51,741.30
Interest Rate: 6.35
Pay off $56,733.57 if paid by June 30, 1996.
No. of delinquent installments 0

Affects: PARCEL TWO (2)

(5) PENDING SPECIAL ASSESSMENT: A pending assessment for Clark
County Special Assessment District No. 97B as disclosed by Assessment Plat recorded October 10, 1994 in Book 941010 as Document No. 01177.

Affects: PARCEL 1 AND 2

(6) CLARK COUNTY SANITATION DISTRICT: The herein described property lies within the boundaries of CLARK COUNTY SANITATION DISTRICT and may be subject to all assessments and obligations thereof.

(7) PATENT: Reservations and Easements in the patent from the United States of America, recorded July 1, 1931, in Book 18 of Deeds, Pages 272 and 273 as Document No. 41003, of Official Records.

                                                    ESCROW NO: 96-06-0201 RMG

(8) EASEMENT: An easement affecting that portion of said land and for the purposes therein and incidental purposes thereto, in favor of NEVADA POWER COMPANY, for electrical lines, recorded July 16, 1957, in Book 135 as Document No. 110695 of Official Records.

(9) EASEMENT: An easement affecting that portion of said land and for the purposes therein and incidental purposes thereto, in favor of NEVADA POWER COMPANY, for electrical lines, recorded July 16, 1957, in Book 135 as Document No. 110699 of Official Records.

(10) EASEMENT: An easement affecting that portion of said land and for the purposes therein and incidental purposes thereto, in favor of NEVADA POWER COMPANY, for electrical lines, recorded November 24, 1959, in Book 222 as Document No. 180725 of Official Records.

(11) EASEMENT: An easement affecting that portion of said land and for the purposes therein and incidental purposes thereto, in favor of NEVADA POWER COMPANY, for electrical lines, recorded August 29, 1961, in Book 315 as Document No. 255041 of Official Records.

(12) An unrecorded Lease executed by and between the parties named herein, for the terms and upon and subject to all of the terms, covenants, and provisions contained therein;
Dated:     May 1, 1987
Lessor:    BROOKS FAMILY TRUST
Lessee:    FORTE HOTELS INTERNATIONAL, INC.
Term:      20 years
Disclosed by: MEMORANDUM OF LEASE
Recorded:  October 9, 1989 in Book 891009 as Document No. 00485

Affects: PARCELS ONE (1) AND THREE (3)

Said lease was modified by an instrument executed by BROOKS FAMILY TRUST, JEWEL BROOKS TRUSTEE, as lessor, and FORTE HOTELS INTERNATIONAL, INC., as lessee. Said instrument recorded November 19, 1990 in Book 901119 of Official Records as document number 00332.

                                 EXHIBIT "D"

                            PERMITTED CONDITIONS

Section 23.4 of this Lease grants to Tenant the right to encumber its interest in this Lease by mortgage for the purpose of financing construction and provides inter alia and acknowledges that a Leasehold Mortgage may provide that certain property insurance proceeds and condemnation awards with respect to the buildings and other improvements constructed on the Leased Premises shall only be disbursed for repair, reconstruction or restoration upon the satisfaction of certain specified conditions (the "CONDITIONS").

     Landlord hereby acknowledges that the Conditions set forth below are reasonable conditions to such disbursement and hereby grants its approval of such conditions.

     Conditions

     1. A provision that all proceeds of such property insurance (which does not include debris removal or demolition cost insurance) with respect to any damage or destruction to the improvements on the Leased Premises, shall be payable to the Leasehold Mortgagee if received by Tenant.

     2. A provision that all proceeds of insurance shall be held by the Leasehold Mortgagee for Tenant in a non-interest bearing escrow account pending disbursement.

     3. A provision that the amount of loss proceeds to be disbursed toward reconstruction shall be the amount of such condemnation awards or insurance proceeds remaining after deduction of all reasonable expenses of collection and settlement including, without limitation, attorneys' and adjustors' fees and charges.

     4. A provision that no such loss proceeds shall be disbursed unless or until:

        (i) no default, or an event which with the giving of notice, the passage of time, or both, would constitute a default has occurred and is continuing;

        (ii) the sum of condemnation awards and/or insurance proceeds and other amounts deposited with the Leasehold Mortgagee or its designee is sufficient to complete such repair, reconstruction or alteration;

        (iii) the Leasehold Mortgagee determines, in its reasonable judgment, that the damage or destruction to the improvements on the Leased Premises can be repaired and the restoration completed by the maturity date of the loan;

        (iv) the Leasehold Mortgagee and all applicable governmental authorities shall have approved the final plans and specifications for reconstruction of the subject improvements;

        (v) Tenant shall have delivered to the Leasehold Mortgagee (A) a budget of all costs of reconstruction of the improvements on the Leased Premises, (B) a construction schedule for the reconstruction of such improvements, and (C) a construction contract for the reconstruction work of the improvements on the Leased Premises in form and content, and with a contractor, acceptable to the Leasehold Mortgagee in its reasonable judgment;

        (vi) the ratio of the loan amount to the value of the improvements on the Leased Premises and Tenant's interest under this Lease is not more than that ratio as of the date the loan evidenced by the Leasehold Mortgage was made;

        (vii) the Leasehold Mortgagee receives satisfactory written evidence that Clark County, Nevada has approved the plans and specifications for the reconstruction work, if such approval is required;

        (viii) the Leasehold Mortgagee receives satisfactory evidence that this Lease is, and during the period of required reconstruction will remain, in full force and effect and all necessary approvals in connection with the reconstruction have been obtained from the Landlord; and

        (ix) the Leasehold Mortgagee receives satisfactory evidence that ingress to and egress from the Leased Premises, and Tenant's use thereof, will be fully available as of the projected date of reconstruction of such improvements to the same degree as before such damage or destruction.

                                 EXHIBIT "E"

                                  GUARANTY

     This Guaranty of LEASE ("GUARANTY) is made as of the ___ day of June, 1996, by GRAND CASINOS, INC., a Minnesota corporation ("GUARANTOR") in favor of BROOKS FAMILY TRUST and NEVADA BROOKS COOK (collectively, "LANDLORD"), with respect to a certain Lease Agreement entered into as of ________, 1996 (the "LEASE") by and between Landlord and CLOOBECK ENTERPRISES, a California corporation and GRAND CASINOS NEVADA I, INC., a Minnesota corporation, (collectively, "TENANT").

                             W I T N E S S E T H

     FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, Guarantor agrees as follows:

     1. Guarantor directly, absolutely, independently, primarily, unconditionally and continually guarantees as to Landlord and its successors and assigns, the full and punctual payment, performance and observance by Tenant of all terms, covenants and conditions contained in the Lease on Tenant's part to be kept, performed or observed, including, without limitation, payment of Base Rent, late charges and all other amounts payable by Tenant to Landlord under the Lease. If, at any time, default shall be made by Tenant in the performance or observance of any of the terms, covenants or conditions contained in the Lease on Tenant's part to be kept, performed or observed, or if Tenant shall default in any payment due under the Lease, Guarantor will pay, keep, perform and observe the same, as the case may be, in the place and stead of Tenant.

     2. Any act of Landlord or its agents, or the successors or assigns of Landlord or their agents, consisting of a waiver of any of the terms or conditions of the Lease, or the giving of any consent to any manner or thing relating to the Lease, or the granting of any indulgences or extensions of time to Tenant, or to the release of any collateral providing security for the full performance of Tenant's obligations, or the failure of Landlord to resort to any of its remedies provided by the Lease or at law or in equity, may be done and taken without notice to Guarantor and without releasing the obligations of Guarantor hereunder and Guarantor hereby expressly waives any notice of non-payment, non-performance or non-observance, or proof of notice or demand, in order for Landlord to claim under this Guaranty.

     3. The obligations of Guarantor hereunder shall not be released by Landlord's receipt, application or release of security given for the performance and observance of covenants and conditions contained in the Lease, nor by any modification of the Lease, but in case of any such modification the liability of Guarantor shall be deemed modified in accordance with the terms of any such modification.

     4. The liability Of Guarantor hereunder shall in no way be affected by:
(a) the release or discharge of Tenant in any receivership, bankruptcy or other proceedings; (b) the impairment, limitation or modification of Tenant's liability under the Lease resulting from the operation of any present or future provision of the bankruptcy laws or other statute or from the decision in any court; (c) the rejection or disaverments of the Lease in any such proceedings;
(d) the assignment or transfer or sublease of the Lease by Tenant; (e) any disability or other defense of Tenant other than performance or accord and satisfaction; (f) the cessation from any cause whatsoever of the liability of Tenant other than performance or accord and satisfaction; (g) the impairment or release of any collateral securing the full performance of Tenant's obligations; or (h) the release of any other guarantor or surety for the obligations of Tenant under the Lease or any portion of such obligation.

     5. This Guaranty shall apply to the Lease, any extension or renewal thereof and to any holdover term thereby granted or any extension or renewal thereof.

     6. This instrument may not be changed, modified, discharged or terminated orally or in any manner other than by an agreement in writing signed by Guarantor and Landlord.

     7. Guarantor shall pay all costs incurred, including without limitation reasonable attorneys' fees, in the event collection or enforcement efforts are commenced against Guarantor by the placement of this Guaranty into the hands of an attorney, such costs and reasonable attorneys' fees to be paid irrespective of whether or not action or actions are commenced or continued to judgment.

     8. Guarantor's liability herein is primary, direct, absolute, continual and unconditional and is joint and several and independent of the obligations of Tenant. A separate action may be brought and the obligations of Guarantor may be immediately enforced without necessity of any action against Tenant or collateral or the resort by Landlord to any of its remedies under the Lease or at law or in equity and a separate action may be prosecuted against Guarantor whether or not action or actions are brought against Tenant and whether or not Tenant is joined in any such action and Guarantor hereby waives the benefit of any enforcement thereof.

     9. No delay on Landlord's part in exercising any right, power or privilege under this Guaranty or any other document executed in connection herewith shall operate as a waiver of any such privilege, power or right.

     10. Guarantor agrees that any judgment rendered against Tenant for monies or performance due Landlord shall in every and all respects bind and be conclusive against Guarantor to the same extent as if Guarantor had appeared in any such proceeding and judgment therein had been rendered against Guarantor.

     11. Guarantor subordinates to Tenant's obligations to Landlord all indebtedness of Tenant to Guarantor, whether now existing or hereafter contracted, whether direct or indirect, contingent or determined.

     12. The terms, covenants and conditions contained in this Guaranty shall apply to and bind the successors and assigns of undersigned.

     13. The terms, covenants and conditions contained in this Guaranty shall inure to the benefit of the successors and assigns of Landlord. Without limiting the holder of any lien or security interest in the real property described in the Lease, any assignee of Landlord's interest in the Lease and any purchaser at a foreclosure, trustee's or other sale shall be entitled to the benefits of this Guaranty.

     14. If any term, covenant or condition of this Guaranty, or any application thereof, should be held by a court of competent jurisdiction to be invalid, void or enforceable, all terms, covenants and conditions of this Guaranty, and all applications thereof not held invalid, void or unenforceable shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

     15. In addition to the foregoing, (a) pursuant to Section 40.495 of the Nevada Revised Statutes ("NRS"), Guarantor hereby waives and relinquishes all rights and remedies to which Guarantor might otherwise be entitled pursuant to NRS 40.430 or other applicable Nevada law, and (b) Guarantor specifically waives its rights under NRS 104.3605, and agrees that the foregoing shall constitute a waiver of discharge under NRS 104.3605(9).

     16. Notwithstanding the foregoing provisions of this Guaranty, but subject to the provisions of Section 14.1 of the Lease, the obligations of Guarantor hereunder shall not extend to and Guarantor shall have no liability under this Guaranty with respect to any obligations of the Tenant which arise after the later of (i) the fifth annual anniversary of the Effective Date, as defined in the first paragraph of the Lease; or (ii) the date upon which a certificate of occupancy is issued for Tenant's Project, as defined in Section 31.1 of the Lease, so long as the Fair Market Value of Tenant's Project, as defined in
Section 31.4 of the Lease, is a least Two Hundred Million Dollars
($200,000,000).

     IN WITNESS WHEREOF, Guarantor has caused this instrument to be executed as of the day and year first written above.

                                     GRAND CASINOS, INC.
                                     a Minnesota corporation

                                         By:_________________________
                                         Its:________________________

STATE OF NEVADA

COUNTY OF CLARK

     This instrument was acknowledged before me on _____________, 1996 by ____________ as _______________ of Grand Casinos, Inc.


                                              ______________________________
                                                      Notary Public

                                              My commission expires:________



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